ING [GRAPHIC] PILGRIM                                              Annual Report

                             October 31, 2000

                             Classes A, B, C, and I

                                         U.S. Equity Funds
                                         Pilgrim Growth + Value
                                         Pilgrim Research Enhanced Index

                                         Income Funds
                                         Pilgrim High Total Return
                                         Pilgrim High Total Return II

[GRAPHIC]

-------
Pilgrim
Funds
-------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


            Letter to Shareholders .......................     1
            Portfolio Managers' Reports:
              U.S. Equity Funds ..........................     2
              Income Funds ...............................     6
            Index Descriptions ...........................    10
            Shareholder Meeting ..........................    11
            Report of Independent Accountants ............    13
            Statements of Assets and Liabilities .........    14
            Statements of Operations .....................    18
            Statements of Changes in Net Assets ..........    20
            Financial Highlights .........................    22
            Notes to Financial Statements ................    26
            Portfolios of Investments ....................    34
            Tax Information ..............................    46

-------
Pilgrim
Funds
-------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Annual Report for several of Pilgrim Mayflower Trust's (the "Trust") Funds. The Funds included in this report are Pilgrim Growth + Value Fund, Pilgrim Researched Enhanced Index Fund, Pilgrim High Total Return Fund and Pilgrim High Total Return Fund II. The two other Funds of the Trust, Pilgrim International Value Fund and Pilgrim Emerging Markets Value Fund are included on a separate report containing the International Funds of the ING Pilgrim Fund Family.

On September 1, 2000 ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc, Administrator to the Funds. In conjunction with ING Pilgrim Group, Inc. the acquisition the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and effective September 8, 2000.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

ING Pilgrim Group, Inc.
December 28, 2000

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM GROWTH + VALUE FUND                                     Managers' Report
--------------------------------------------------------------------------------

Portfolio Management: Louis Navellier, Chief Investment Officer and President, Navellier Fund Management Inc.

Goal: The Fund seeks to provide long-term capital appreciation by investing in equity securities of fast growing companies utilizing quantitative analysis.

Market Overview: The period between October 31, 1999 and October 31, 2000 can only be characterized as one of the most volatile periods for the stock market in the last 20 years. For the period beginning October 31, 1999 to its peak in mid March, the Russell 2000 grew by over 41% as investor enthusiasm continued unabated. Indeed, the first nine-plus weeks of the first quarter were very positive for small and mid cap stocks, albeit volatile as well. The final two and a half weeks saw a massive rotation into large company value-oriented stocks. The rotation that began at the end of the first quarter continued through the second quarter and third quarters of 2000 with value investing outperforming growth investing and small company stocks outperforming large company stocks. The month of October is traditionally a bad month for investors and this year was no exception. Stocks were dragged down as many of the flagship tech stocks reported disappointing earnings, inflation fears and the uncertainty associated with the election furthered investor anxiety as well.

Performance: For the one year ended October 31, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 40.18% compared to the Russell 2000 Index which was up 17.41% for the same period. Naturally, this period includes a period of very strong performance from the end October 1999 through early March. Since early March the overall market and the Fund have suffered dramatic volatility.

Portfolio Specifics: During the first half of the year, the Fund remained heavily concentrated in technology stocks. Unfortunately, the technology sector suffered the most damage during the stock market correction that began in mid-March.

Value stocks have prospered in recent months as the bargain hunters have come out, while growth stocks have stumbled. We recently added two new screens to our model: Liquidation Value to Price and Capital Expenditure Growth, which are both value-related screens. The Liquidation Value to Price screen is similar to measuring a stock on its book value, except that it only measures a stock on its assets that can be liquidated. The companies with high liquidation values are perennial acquisition targets. The Capital Expenditure Growth screen measures how much a company re-invests in capital equipment and infrastructure. The higher a company's capital expenditures, the better the company's stock typically performs.

Even though we maintain a growth bias, we will utilize whatever fundamental stock selection criteria outperform the overall stock market on a trailing one and three year basis. Today, we are utilizing five growth criteria and two value criteria in our stock selection model.

Market Outlook: The problem with the stock market was not the third quarter earnings, which represented record results for many companies. The big problem is that Wall Street has literally no idea of where future earnings are headed. Unfortunately, we are now in the midst of a "hard" economic landing. As a result, many companies and analysts have warned Wall Street not to expect too much in the future. The U.S. economy is slowing faster than previously anticipated. There is no doubt that the U.S. economy needs a jump-start to get back on track. Wall Street is now counting on the Federal Reserve Board to rescue the stock market. Currently, there is just too much uncertainty surrounding the U.S. economy, in fact durable goods orders recently plummeted, signaling severe weakness. October was volatile due to tax loss selling by many mutual funds. Unfortunately, we suspect that the large capitalization arena will be volatile through February due to massive redemptions in many popular large capitalization growth funds. After reviewing the third quarter earnings results, we are anticipating a strong recovery in many of our stocks. We remain very bullish on our favorite small-to-mid capitalization stocks. Many stocks are real bargains at this point, in fact we believe the best buying opportunity in the past two years is now at hand. We will continue to buy with confidence the stocks that still have strong revenue and earnings growth. We feel that the more impressive rally will occur in the small to mid cap stocks because the earnings are more robust there. The volatility in the markets should start to settle down after the election is finally decided and we expect the market to rebound nicely once this overwhelming condition of uncertainty is eliminated.

Portfolio
Managers' Report                                     PILGRIM GROWTH + VALUE FUND
--------------------------------------------------------------------------------

                                                                 11/18/96     10/31/97    10/31/98    10/31/99     10/31/00
                                                                 --------     --------    --------    --------     --------
Pilgrim Growth + Value Fund Class A With Sales Charge              10000        11451       10005       18937        26546
Pilgrim Growth + Value Fund Class A Without Sales Charge           10000        12150       10615       20092        28166
Russell 2000 Index                                                 10000        12421       10950       12578        14768

                                 Average Annual Total Returns for the Periods Ended October 31, 2000
                                 -------------------------------------------------------------------
                                                                         Since Inception
                                            1 Year                          11/18/96
                                            ------                          --------
Including Sales Charge:
  Class A (1)                                32.09%                           28.04%
  Class B (2)                                34.32%                           28.71%
  Class C (3)                                38.35%                           29.06%
Excluding Sales Charge:
  Class A                                    40.18%                           29.97%
  Class B                                    39.33%                           29.07%
  Class C                                    39.35%                           29.06%
Russell 2000 Index                           17.41%                           10.47% (4)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim Growth + Value Fund against the Russell 2000 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for the Index is shown from 12/01/96.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price variability than investing in stocks of larger companies.

                 See accompanying index descriptions on page 10.

-----------
U.S. Equity
Funds
-----------


                                                                       Portfolio
PILGRIM RESEARCH ENHANCED INDEX FUND                            Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Timothy Devlin, Vice President and Portfolio Manager; Bernard Kroll, Managing Director and Portfolio Manager. J.P. Morgan Investment Management Inc.

Goal: The Fund seeks to earn a total return modestly in excess of the S&P 500 Index while maintaining a return volatility similar to the S&P 500 Index.

Market Overview: The large-cap U.S. equity market has been a tale of two cities with a continued theme of technology running through out the past twelve months. The first half of the year was characterized by positive earnings and price momentum as investors focused on short-term earnings, projecting them forward indefinitely, and pricing technology stocks with no margin for disappointments. Since April, the slowdown in the economy has materialized and threats of a recession have been priced into the market resulting in the S&P 500 dropping to levels not witnessed in over a year. Because the investment strategy employed by the Fund focuses on normalized earnings and intermediate-term growth rates, it tends not to perform as well in a market environment such as we experienced during the latter part of the year. The Fund is well diversified and its risk controls are robust, however, during times of extreme internal market divergence, even modest exposures to common risk factors, such as price momentum, can result in out of scale performance results.

Performance: For the one year ended October 31, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 1.55% compared to 6.09% for the S&P 500 Index.

Portfolio Specifics: On a stock selection basis, Philip Morris, the food and tobacco company, contributed dramatically to the funds performance as it benefited from the announced purchase of Nabisco, the Kraft division IPO and tobacco settlement issues. September and October saw us challenged by the market's flight from technology to less risky sectors as tech bellwether Sun Microsystems, which had reaffirmed strong revenue growth and improved gross profit margins, dropped dramatically. Overweights in pharmaceutical stocks Alza Corp. and Forest Labs added to performance. While underweight positions in Oracle and Network Appliance, two names that topped the list with great returns, consequently detracted from performance.

Market Outlook: We remain confident in our investment process and risk controls, and expect that the historically wide spread between the most and least attractive names in our universe suggests opportunities ahead. Most of the performance of the last few years has been driven by the momentum technology boom. The valuations on these stocks is much higher than that of the rest of the market. We expect the market to broaden. We believe that a slowing of global growth will cause investors to look beyond these over priced stocks to companies that trade at much lower multiples. The beginnings of this trend have materialized and we expect it to continue going forward.

Portfolio
Managers' Report                            PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

                                                                          12/30/98     10/31/99    10/31/00
                                                                          --------     --------    --------
Pilgrim Research Enhanced Index Fund Class A With Sales Charge              10000        10500       10622
Pilgrim Research Enhanced Index Fund Class A Without Sales Charge           10000        11140       11312
S&P 500 Index                                                               10000        11203       11885

                                 Average Annual Total Returns for the Periods Ended October 31,2000
                                 ------------------------------------------------------------------
                                                                     Since Inception
                                                1 Year                  12/30/98
                                                ------                  --------
Including Sales Charge:
  Class A (1)                                   -4.29%                   3.55%
  Class B (2)                                   -4.15%                   4.17%
  Class C (3)                                   -0.08%                   6.31%
  Class I                                        2.00%                   7.34%
Excluding Sales Charge:
  Class A                                        1.55%                   6.93%
  Class B                                        0.83%                   6.26%
  Class C                                        0.92%                   6.31%
  Class I                                        2.00%                   7.34%
S&P 500 Index                                    6.09%                   9.88% (4)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim Research Enhanced Index Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for the Index is shown from 01/01/99.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 10.

------
Income
Funds
------


                                                                       Portfolio
PILGRIM HIGH TOTAL RETURN FUND                                  Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Ed Schriver, Senior Vice President & Senior Portfolio Manager, Russ Stiver, Vice President & Portfolio Manager, Andy Mitchell, Vice President & Portfolio Manager.

Goals: The Fund invests primarily in higher-yielding, lower-rated bonds to achieve high current income with potential for capital growth.

Market Overview: In the six-month period ended October 31, 2000, securities markets experienced historical record high levels of price volatility. Investors became increasingly uneasy with the prospects for continued economic growth with low inflation in the United States. The economy began to show signs of slower growth following repeated interest rate hikes by the Federal Reserve. Higher interest costs, weaker sales growth, and Euro weakness all negatively impacted earnings of corporations in various industries.

High yield bond prices have trended downward for the last year amid concerns about the economy and inflation that has contributed to an outflow of funds from high yield mutual funds. The high yield market has been experiencing increased levels of defaults and decreased recovery rates from those defaults. Concerns about corporate credit quality have caused spreads to widen. The effect has been most pronounced in the high yield market, but all levels of corporate bond credit quality have experienced wider spreads versus treasuries.

Additionally, the telecommunications industry was negatively impacted by an increase in bankruptcies within that industry and lower than expected recovery rates. This combined with earnings disappointments from both large and small telecommunications companies caused a major downward valuation in telecommunications related securities. Currently, access to the capital markets is limited to high quality companies. Many of the telecommunications companies are lower rated and will need additional funding to complete their business plan.

Performance: For the one year ended October 31, 2000, the Fund's Class A shares, excluding sales charges, declined 16.95% compared to the Lehman Brothers High Yield Index which declined 1.61% for the same period.

Portfolio Specifics: The Fund is marketed as an aggressive High Yield Fund, and hence has an over-weighting in both lower credit quality and deferred income securities. Both of these factors negatively impacted Fund performance over the past 12 months. The Merrill Lynch Triple-C/Double-C/Single-C subindex for the 12-month period ended October 31, 2000 under-performed the Single-B sub-index by 5.78%, while the Merrill Lynch Deferred Income sub-index under-performed cash pay bonds by 7.55%. Credit specific events involving some material positions also impacted performance. For example, Intracel, a biotechnology firm, and Poland Telecom Operators, a Polish telecom company, both ran low on cash, as investors' concerns regarding their business prospects prevented them from raising funds. Globix, a company providing internet services to businesses, felt the effects of the substantial decline in market valuations of internet-related companies. The Fund's over-weighting in the telecommunications sector, by far the largest sector within the high yield market, also impacted performance. The Merrill Lynch Telecommunications sub-index under-performed the broader market by 4.23%.

The Fund currently holds cash at a normalized level in the range of 2 to 5%. Average credit quality is being held in the low Single-B range given our expectation of continued economic growth, albeit at a slower pace. The fund is currently well diversified across most industries.

Market Outlook: By most conventional measures of valuation, the high yield market looks cheap. Spreads on most of the major high yield indexes have only been wider in the recession of 1989-90. Default rates seem to be near their peak and defaults tend to peak before recessions. While our outlook is for a slowing economy, the current state of the high yield market is allowing us to invest in attractively priced securities of companies that appear able to withstand a recession.

Portfolio
Managers' Report                                  PILGRIM HIGH TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                          11/8/93   10/31/94   10/31/95   10/31/96   10/31/97   10/31/98   10/31/99   10/31/00
                                          -------   --------   --------   --------   --------   --------   --------   --------
Pilgrim High Total Return Fund
 Class A With Sales Charge                  9524       9226      10427      12317      14170      12235      12008       9972
Pilgrim High Total Return Fund
 Class A Without Sales Charge              10000       9687      10948      12933      14878      12847      12608      10471
Lehman Brothers High Yield Bond Index      10000      10123      11712      13010      14795      14722      15361      15114

                                          Average Annual Total Returns for the Periods Ended October 31, 2000
                                 -------------------------------------------------------------------------------------
                                                               Since Inception     Since Inception     Since Inception
                                                                  of Class A          of Class B         of Class C
                                    1 Year         5 Year          11/8/93              2/9/94             3/21/94
                                    ------         ------          -------              ------             -------
Including Sales Charge:
    Class A (1)                    -20.80%         -1.83%           -0.04%                 --                 --
    Class B (2)                    -21.27%         -1.79%              --               -0.92%                --
    Class C (3)                    -18.20%         -1.51%              --                  --              -0.57%
Excluding Sales Charge:
    Class A                        -16.95%         -0.89%            0.66%                 --                 --
    Class B                        -17.55%         -1.55%              --               -0.92%                --
    Class C                        -17.45%         -1.51%              --                  --              -0.57%
Lehman Brothers High Yield
 Bond Index                         -1.61%          5.23%            6.08% (4)           5.70% (4)          6.52% (4)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim High Total Return Fund against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4) Index return from 11/01/93 for Class A, 02/01/94 for Class B and 04/01/94 for Class C.

Principal Risk Factor(s): Exposure to financial and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The fund may invest in mortgage related securities, which may involve prepayment risk. Assets may also be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks, not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 10.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM HIGH TOTAL RETURN FUND II                               Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Ed Schriver, Senior Vice President & Senior Portfolio Manager, Russ Stiver, Vice President & Portfolio Manager, Andy Mitchell, Vice President & Portfolio Manager.

Goals: The Fund invests primarily in higher-yielding, lower-rated bonds to achieve high current income with potential for capital growth.

Market Overview: In the six-month period ended October 31, 2000, securities markets experienced historical record high levels of price volatility. Investors became increasingly uneasy with the prospects for continued economic growth with low inflation in the United States. The economy began to show signs of slower growth following repeated interest rate hikes by the Federal Reserve. Higher interest costs, weaker sales growth, and Euro weakness all negatively impacted earnings of corporations in various industries.

High yield bond prices have trended downward for the last year amid concerns about the economy and inflation that has contributed to an outflow of funds from high yield mutual funds. The high yield market has been experiencing increased levels of defaults and decreased recovery rates from those defaults. Concerns about corporate credit quality have caused spreads to widen. The effect has been most pronounced in the high yield market, but all levels of corporate bond credit quality have experienced wider spreads versus treasuries.

Additionally, the telecommunications industry was negatively impacted by an increase in bankruptcies within that industry and lower than expected recovery rates. This combined with earnings disappointments from both large and small telecommunications companies caused a major downward valuation in telecommunications related securities. Currently, access to the capital markets is limited to high quality companies. Many of the telecommunications companies are lower rated and will need additional funding to complete their business plan.

Performance: For the one year ended October 31, 2000, the Fund's Class A shares, excluding sales charges, declined 19.10% compared to the Lehman Brothers High Yield Index which declined 1.61% for the same period.

Portfolio Specifics: The Fund is marketed as an aggressive High Yield Fund, and hence has an over-weighting in both lower credit quality and deferred income securities. Both of these factors negatively impacted Fund performance over the past 12 months. The Merrill Lynch Triple-C/Double-C/Single-C subindex for the 12-month period ended October 31, 2000 under-performed the Single-B sub-index by 5.78%, while the Merrill Lynch deferred income sub-index under-performed cash pay bonds by 7.55%. Credit specific events involving some material positions also impacted performance. For example, Globix, a company providing internet services to businesses, felt the effects of the substantial decline in market valuations of internet-related companies. Decora Industries, a maker of adhesive paper, suffered from competitive pressures. Romacorp, a restauranteur, experienced difficulties as a result of rising costs of both labor and food products. RSL, an international long-distance provider, was forced to constrain growth plans due to a lack of cash. The funds over-weighting in the telecommunications sector, by far the largest sector within the High Yield market, also negatively impacted performance. The Merrill Lynch telecommunications sub-index under-performed the broader market by 4.23%.

The Fund currently has an above average cash position in the range of 8 to 10%. Management is in the process of deploying that cash and moving toward a more fully invested position. Average credit quality is being held in the low Single-B range given our expectation of continued economic growth, albeit at a slower pace. The fund is currently well diversified across most industries.

Market Outlook: By most conventional measures of valuation, the high yield market looks attractive. Spreads on most of the major high yield indexes have only been wider in the recession of 1989-90. Default rates seem to be near their peak and defaults tend to peak before recessions. While our outlook is for a slowing economy, the current state of the high yield market is allowing us to invest in attractively priced securities of companies that appear able to withstand a recession.

Portfolio
Managers' Report                               PILGRIM HIGH TOTAL RETURN FUND II
--------------------------------------------------------------------------------

                                                                   1/31/97     10/31/97    10/31/98    10/31/99     10/31/00
                                                                   -------     --------    --------    --------     --------
Pilgrim High Total Return Fund II Class A With Sales Charge         10000        11078       10609       10279         8316
Pilgrim High Total Return Fund II Class A Without Sales Charge      10000        11632       11139       10793         8732
Lehman Brothers High Yield Bond Index                               10000        10965       10911       11385        11201

                                    Average Annual Total Returns for the Periods Ended October 31, 2000
                                    -------------------------------------------------------------------
                                                                            Since Inception
                                                                          of Class A, B and C
                                             1 Year                             1/31/97
                                             ------                             -------
Including Sales Charge:
       Class A (1)                          -22.97%                             -4.80%
       Class B (2)                          -23.29%                             -4.79%
       Class C (3)                          -20.60%                             -4.24%
Excluding Sales Charge:
       Class A                              -19.10%                             -3.55%
       Class B                              -19.65%                             -4.23%
       Class C                              -19.87%                             -4.24%
Lehman Brothers High Yield
 Bond Index                                  -1.61%                              3.07% (4)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim High Total Return Fund II against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for the Index is shown from 02/01/97.

Principal Risk Factor(s): Exposure to financial and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The Fund may invest in mortgage-related securities, which may involve prepayment risk. Assets may also be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks, not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 10.

-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized unmanaged index of 500 common stocks.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small companies.

The Lehman Brothers High Yield Bond Index is an unmanaged index comprised of non-investment grade bonds with maturities between seven to ten years.

The Merrill Lynch Triple-C/Double-C/Single-C Index, a sub-index of the Merrill Lynch High Yield Index, is an unmanaged index which measures the performance of non-investment grade U.S. domestic bonds.

The Merrill Lynch Single-B Index, a sub-index of the Merrill Lynch High Yield Index, is an unmanaged index which measures the performance of non-investment grade U.S. domestic bonds.

The Merrill Lynch Deferred Income Index, a sub-index of the Merrill Lynch Yield Index, is an unmanaged index which measures the performance of non-investment grade U.S. domestic bonds which are deferred income securities.

The Merrill Lynch Telecommunications Index, a sub-index of the Merrill Lynch High Yield Index, is an unmanaged index which measures the performance of non-investment grade U.S. domestic bonds issued by telecomunications companies.

                 An investor cannot invest directly in an index.

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Pilgrim Funds was held in Phoenix, Arizona on August 18, 2000. A brief description of each matter voted upon as well as the results are outlined below:

                                                                                     Shares
                                                                    Shares        voted against       Shares
                                                                  voted for        or withheld      abstained         Total
                                                                  ---------        -----------      ---------         -----

1. The election as Trustee of four of the six funds comprising Pilgrim Mayflower Trust, of each of the following persons, until his or her successor is elected, and has been qualified:

Al Burton                                                         136,240,055        2,091,873             --       138,331,928
Paul S. Doherty                                                   136,334,240        1,997,688             --       138,331,928
Robert B. Goode, Jr.                                              136,309,230        2,022,698             --       138,331,928
Alan L. Gosule                                                    136,363,867        1,968,061             --       138,331,928
Walter H. May                                                     136,367,133        1,964,795             --       138,331,928
Jock Patton                                                       136,355,214        1,976,714             --       138,331,928
David W.C. Putnam                                                 136,353,547        1,978,381             --       138,331,928
John R. Smith                                                     136,245,075        2,086,853             --       138,331,928
Robert W. Stallings                                               136,376,932        1,954,996             --       138,331,928
John G. Turner                                                    136,356,131        1,975,797             --       138,331,928
David W. Wallace                                                  136,261,113        2,070,815             --       138,331,928

2. To approve new Investment Advisory Agreements between the Funds and Pilgrim Investments, Inc. to reflect the acquisition of ReliaStar Financial Corp. by ING Groep,
   NV:

Pilgrim Growth + Value Fund                                        27,941,306          316,269        601,320        28,858,895
Pilgrim Research Enhanced Index Fund                               19,273,892          190,446        435,304        19,899,642
Pilgrim High Total Return Fund                                     64,431,458        1,213,070      1,703,342        67,347,870
Pilgrim High Total Return Fund II                                  21,446,390          302,061        477,072        22,225,523

3. To approve new Sub-Advisory Agreement among Navellier
   Fund Management, Inc. and ING Pilgrim Investments, Inc.
   to reflect the acquisition of ReliaStar Financial Corp.
   by ING Groep, NV:

Pilgrim Growth + Value Fund                                        27,950,499          319,020        589,376        28,858,895

4. To approve new Sub-Advisory Agreement among J.P. Morgan
   Investment Management, Inc. and ING Pilgrim
   Investments, Inc. to reflect the acquisition of ReliaStar Financial Corp. by ING Groep, NV:

Pilgrim Reseach Enhanced Index Fund                                19,382,743          102,733        414,166        19,899,642

5. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for each Fund for the fiscal year ending October 31, 2000.

Pilgrim Growth + Value Fund                                        28,385,767          135,762        337,366        28,858,895
Pilgrim Research Enhanced Index Fund                               19,513,375           56,841        329,426        19,899,642
Pilgrim High Total Return Fund                                     65,868,942          396,074      1,082,854        67,347,870
Pilgrim High Total Return Fund II                                  21,742,068          144,118        339,337        22,225,523

                       THIS PAGE INTENTIONALLY LEFT BLANK

-------
Pilgrim
Funds
-------

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of
Pilgrim Mayflower Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pilgrim Growth + Value Fund, Pilgrim Research Enhanced Index Fund, Pilgrim High Total Return Fund and Pilgrim High Total Return Fund II, four of the six funds comprising Pilgrim Mayflower Trust, (collectively, the "Trust") at October 31, 2000, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, except for the Pilgrim Research Enhanced Index Fund for which the periods were for the year ended October 31, 2000 and for the period December 30, 1998 (commencement of operations) to October 31, 1999, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, CO
December 28, 2000

-----------
U.S. Equity
Funds
-----------

          STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2000
--------------------------------------------------------------------------------


                                                                           Pilgrim         Pilgrim Research
                                                                           Growth +            Enhanced
                                                                          Value Fund          Index Fund
                                                                          ----------          ----------
ASSETS:
Investments in securities, at market value
 (cost $833,047,299 and $224,415,278, respectively)                     $  979,057,962        $234,686,037
Repurchase agreements                                                       52,565,000             562,000
Cash                                                                               133                 161
Receivable for investments sold                                              9,548,712           2,192,746
Receivable for shares of beneficial interest sold                            8,486,492           1,945,360
Dividends and interest receivable                                               23,558             217,551
Receivable for futures variation margin                                            --                7,250
Prepaid expenses                                                                77,166               1,302
                                                                        --------------        ------------
  Total Assets                                                           1,049,759,023         239,612,407
                                                                        --------------        ------------
LIABILITIES:
Payable for investments purchased                                                  --            2,213,738
Investment advisory fee payable                                                858,048             137,243
Payable for shares of beneficial interest reacquired                         1,111,349           2,020,410
Distribution fees payable                                                      715,501             159,320
Administrative service fees payable                                             85,805              19,479
Transfer agent fees payable                                                    257,374              78,538
Accrued expenses                                                                17,306             190,644
                                                                        --------------        ------------
  Total Liabilities                                                          3,045,383           4,819,372
                                                                        --------------        ------------
NET ASSETS                                                              $1,046,713,640        $234,793,035
                                                                        ==============        ============
NET ASSETS CONSIST OF:
 Paid in capital for shares of beneficial interest, $0.01 par value
  outstanding (unlimited shares authorized)                             $  814,721,611        $226,456,696
 Accumulated net realized gain (loss) on investments, foreign
  currency and futures contracts                                            85,981,366          (1,859,574)
 Net unrealized appreciation of investments, foreign currency and
  futures contracts                                                        146,010,663          10,195,913
                                                                        --------------        ------------
 Net Assets                                                             $1,046,713,640        $234,793,035
                                                                        ==============        ============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

           STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2000
--------------------------------------------------------------------------------

                                                                       Pilgrim         Pilgrim Research
                                                                      Growth +             Enhanced
                                                                     Value Fund           Index Fund
                                                                     ----------           ----------
Class A:
 Net assets                                                        $ 257,601,361        $ 23,570,632
 Shares outstanding                                                   10,343,128           2,109,934
 Net asset value and redemption value per share
  (net assets/shares outstanding)                                  $       24.91        $      11.17
 Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)                               $       26.43        $      11.85

Class B
 Net assets                                                        $ 507,282,073        $ 94,027,522
 Shares outstanding                                                   20,988,563           8,514,231
 Net asset value and offering price per share(1)
  (net assets/shares outstanding)                                  $       24.17        $      11.04

Class C:
 Net assets                                                        $ 280,483,714        $ 88,449,172
 Shares outstanding                                                   11,609,122           8,005,582
 Net asset value and offering price per share(1)
  (net assets/shares outstanding)                                  $       24.16        $      11.05
Class I:
 Net assets                                                                  N/A        $ 28,472,760
 Shares outstanding                                                          N/A           2,531,789
 Net asset value, offering price and redemption
  price per share (net assets/shares outstanding)                            N/A        $      11.25
Class Q:
 Net assets                                                        $   1,346,492        $    272,949
 Shares outstanding                                                       54,071              24,444
 Net asset value, offering price and redemption
  price per share
  (net assets/shares outstanding)                                  $       24.90        $      11.17

----------
(1) Redemption price per share varies with length of time Class B and C shares are held.

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

          STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2000
--------------------------------------------------------------------------------

                                                                            Pilgrim            Pilgrim
                                                                           High Total         High Total
                                                                          Return Fund       Return Fund II
                                                                          -----------       --------------
ASSETS:
Investments in securities, at value (cost $270,303,732
 and $81,587,126, respectively)                                         $  152,468,829      $  56,811,219
Repurchase agreements                                                        3,069,000          6,261,000
Cash                                                                           949,013            411,358
Receivable for shares of beneficial interest sold                                3,996             25,126
Receivable for investments sold                                              3,312,709          3,668,997
Dividends and interest receivable                                            5,481,130          1,418,902
Prepaid expenses                                                                16,536              4,511
Other assets                                                                   267,727            107,089
                                                                        --------------      -------------
  Total Assets                                                             165,568,940         68,708,202
                                                                        --------------      -------------
LIABILITIES:
Payable for investments purchased                                            4,126,130          1,922,135
Investment advisory fee payable                                                 86,548             35,775
Payable for shares of beneficial interest reacquired                           735,332            316,122
Distribution fees payable                                                      121,195             36,816
Administrative service fees payable                                             14,425              5,962
Transfer agent fee payable                                                      43,707             10,021
Accrued expenses                                                                56,714             11,681
                                                                        --------------      -------------
  Total Liabilities                                                          5,184,051          2,338,512
                                                                        --------------      -------------
NET ASSETS                                                              $  160,384,889      $  66,369,690
                                                                        ==============      =============
NET ASSETS CONSIST OF:
 Paid in capital for shares of beneficial interest, $0.01 par value
  outstanding (unlimited shares authorized)                             $  459,980,908      $ 168,153,103
 Distributions in excess of net investment income                           (1,037,134)          (165,763)
 Accumulated net realized loss on investments and foreign
  currency                                                                (180,657,911)       (76,810,135)
 Net unrealized depreciation of investments and foreign currency          (117,900,974)       (24,807,515)
                                                                        --------------      -------------
 Net Assets                                                             $  160,384,889      $  66,369,690
                                                                        ==============      =============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

          STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2000
--------------------------------------------------------------------------------


                                                                      Pilgrim           Pilgrim
                                                                    High Total         High Total
                                                                    Return Fund      Return Fund II
                                                                    -----------      --------------
Class A:
 Net assets                                                        $ 36,367,124       $ 8,165,386
 Shares outstanding                                                  14,815,677         2,689,714
 Net asset value and redemption value per share
  (net assets/shares outstanding)                                  $       2.45       $      3.04
 Maximum offering price per share (net asset value plus sales
  charge of 4.75% and 4.75%, respectively of offering price)       $       2.57       $      3.19

Class B:
 Net assets                                                        $109,283,733       $48,151,580
 Shares outstanding                                                  44,560,902        15,862,109
 Net asset value and offering price per share(1)
  (net assets/shares outstanding)                                  $       2.45       $      3.04

Class C:
 Net assets                                                        $ 14,734,032       $10,052,724
 Shares outstanding                                                   5,972,134         3,307,337
 Net asset value and offering price per share(1)
  (net assets/shares outstanding)                                  $       2.47       $      3.04

----------
(1) Redemption price per share varies with length of time Class B and C shares are held.

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

          STATEMENTS OF OPERATIONS for the year ended October 31, 2000
--------------------------------------------------------------------------------


                                                                           Pilgrim        Pilgrim Research
                                                                          Growth +            Enhanced
                                                                         Value Fund          Index Fund
                                                                         ----------          ----------
INVESTMENT INCOME:
Dividends (net of withholding tax of $0 and
 $24,290, respectively)                                                $     221,045        $  3,189,778
Interest                                                                   2,463,831             215,827
                                                                       -------------        ------------
  Total investment income                                                  2,684,876           3,405,605
                                                                       -------------        ------------
EXPENSES:
Investment advisory fees                                                   7,639,602           1,741,851
Distribution fees:
 Class A                                                                     510,815              84,544
 Class B                                                                   3,956,212           1,023,994
 Class C                                                                   1,978,306             891,570
 Class Q                                                                         591                 260
Transfer agent fees and expenses                                             763,960             236,223
Administrative fees                                                          836,071             272,002
Accounting and custodian fees                                                229,188             211,510
Shareholder reporting                                                         82,396              24,884
Registration fees                                                             78,985             104,627
Professional fees                                                             53,616              36,875
Trustee fees                                                                  17,980              10,980
Miscellaneous                                                                 16,501               7,572
                                                                       -------------        ------------
  Total expenses                                                          16,164,223           4,646,892
                                                                       -------------        ------------
     Net investment loss                                                 (13,479,347)         (1,241,287)
                                                                       -------------        ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on investments                                   96,147,664          (1,264,718)
Net change in unrealized appreciation of investments and futures          50,016,590           4,751,252
                                                                       -------------        ------------
  Net realized and unrealized gain on investments and futures            146,164,254           3,486,534
                                                                       -------------        ------------
     NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS                                                       $ 132,684,907        $  2,245,247
                                                                       =============        ============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

          STATEMENTS OF OPERATIONS for the year ended October 31, 2000
--------------------------------------------------------------------------------

                                                                      Pilgrim            Pilgrim
                                                                    High Total          High Total
                                                                    Return Fund       Return Fund II
                                                                    -----------       --------------
INVESTMENT INCOME:
Dividends                                                         $   3,235,664       $     551,823
Interest                                                             26,357,401          11,400,906
                                                                  -------------       -------------
  Total investment income                                            29,593,065          11,952,729
                                                                  -------------       -------------
EXPENSES:
Investment advisory fees                                              1,783,120             727,402
Distribution fees:
 Class A                                                                167,826              37,471
 Class B                                                              1,697,060             719,686
 Class C                                                                225,419             159,251
Transfer agent fees and expenses                                        248,190             100,384
Administrative fees                                                     286,472             116,019
Accounting and custodian fees                                            86,866              35,135
Shareholder reporting                                                    24,819              10,038
Registration fees                                                        66,600              50,133
Professional fees                                                       109,492              49,400
Trustee fees                                                             12,480              10,980
Miscellaneous                                                            78,681              30,425
                                                                  -------------       -------------
  Total expenses                                                      4,787,025           2,046,324
                                                                  -------------       -------------
     Net investment income                                           24,806,040           9,906,405
                                                                  -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                   (74,749,309)        (44,788,105)
 Net realized loss on foreign currency                                 (290,748)           (113,322)
 Net change in unrealized appreciation of investments and
  foreign currency                                                      947,281          10,627,278
                                                                  -------------       -------------
  Net realized and unrealized loss on investments and foreign
    currency                                                        (74,092,776)        (34,274,149)
                                                                  -------------       -------------
    NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS                                                   $ (49,286,736)      $ (24,367,744)
                                                                  =============       =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Pilgrim Growth + Value Fund       Pilgrim Research Enhanced Index Fund
                                                      ----------------------------      ------------------------------------
                                                       Year Ended       Year Ended        Year Ended        For the period
                                                      October 31,       Otober 31,        October 31,    December 30, 1998(1)
                                                          2000             1999              2000        to October 31, 1999
                                                          ----             ----              ----        -------------------
FROM OPERATIONS:
Net investment loss                                 $  (13,479,347)   $   (5,045,729)   $  (1,241,287)       $   (160,475)
Net realized gain (loss) on investments
 and futures                                            96,147,664        83,963,594       (1,264,718)          2,844,931
Net change in unrealized appreciation of
 investments and futures                                50,016,590        83,444,021        4,751,252           5,444,661
                                                    --------------    --------------    -------------        ------------
Net increase in net assets resulting from
 operations                                            132,684,907       162,361,886        2,245,247           8,129,117
                                                    --------------    --------------    -------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investments                     (52,769,105)               --       (3,268,200)                 --
                                                    --------------    --------------    -------------        ------------
Total distributions                                    (52,769,105)               --       (3,268,200)                 --
                                                    --------------    --------------    -------------        ------------
FROM CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares                     795,463,400       215,319,842       70,474,849         231,460,935
 Net asset value of shares resulting from
  dividend reinvestment                                 32,130,552                --        1,900,825                  --
                                                    --------------    --------------    -------------        ------------
                                                       827,593,952       215,319,842       72,375,674         231,460,935
 Cost of shares redeemed                              (253,638,470)     (161,711,440)     (66,766,343)         (9,383,395)
                                                    --------------    --------------    -------------        ------------
Net increase in net assets resulting from capital
 share transactions                                    573,955,482        53,608,402        5,609,331         222,077,540
                                                    --------------    --------------    -------------        ------------
Net increase in net assets                             653,871,284       215,970,288        4,586,378         230,206,657
NET ASSETS:
Beginning of year                                      392,842,356       176,872,068      230,206,657                  --
                                                    --------------    --------------    -------------        ------------
End of year                                         $1,046,713,640    $  392,842,356    $ 234,793,035        $230,206,657
                                                    ==============    ==============    =============        ============

----------
(1)  Commencement of operations.

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                    Pilgrim High Total Return Fund      Pilgrim High Total Return Fund II
                                                    ------------------------------      ---------------------------------
                                                    Year Ended         Year Ended         Year Ended         Year Ended
                                                    October 31,        October 31,        October 31,        October 31,
                                                       2000               1999               2000               1999
                                                       ----               ----               ----               ----
FROM OPERATIONS:
Net investment income                             $   24,806,040     $   56,920,134     $    9,906,405     $   21,989,470
Net realized loss on investments                     (74,749,309)       (98,451,507)       (44,788,105)       (32,191,393)
Net realized gain (loss) on foreign currency            (290,748)            12,477           (113,322)           123,782
Net change in unrealized appreciation of
 investments and foreign currency                        947,281         41,058,535         10,627,278          5,135,407
                                                  --------------     --------------     --------------     --------------
 Net decrease in net assets
  resulting from operations                          (49,286,736)          (460,361)       (24,367,744)        (4,942,734)
                                                  --------------     --------------     --------------     --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
  Class A                                             (5,529,080)       (14,655,522)        (1,254,879)        (3,313,676)
  Class B                                            (15,721,646)       (39,701,333)        (6,751,342)       (14,809,329)
  Class C                                             (2,056,355)        (6,029,049)        (1,481,378)        (4,292,131)
 Return of capital
  Class A                                               (540,481)        (1,294,305)           (61,211)          (217,482)
  Class B                                             (1,536,830)        (3,506,231)          (329,315)          (971,960)
  Class C                                               (201,014)          (532,457)           (72,258)          (281,699)
                                                  --------------     --------------     --------------     --------------
Total distributions                                  (25,585,406)       (65,718,897)        (9,950,383)       (23,886,277)
                                                  --------------     --------------     --------------     --------------
FROM CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares                    22,662,136        100,856,295          6,999,527         55,051,024
 Net asset value of shares resulting from
  dividend reinvestment                                7,352,055         21,713,962          2,732,445          6,839,575
                                                  --------------     --------------     --------------     --------------
                                                      30,014,191        122,570,257          9,731,972         61,890,599
 Cost of shares redeemed                            (207,663,281)      (285,177,676)       (85,857,636)      (119,733,819)
                                                  --------------     --------------     --------------     --------------
Net decrease in net assets
 derived from capital share transactions            (177,649,090)      (162,607,419)       (76,125,664)       (57,843,220)
                                                  --------------     --------------     --------------     --------------
Net decrease in net assets                          (252,521,232)      (228,786,677)      (110,443,791)       (86,672,231)
NET ASSETS:
Beginning of year                                    412,906,121        641,692,798        176,813,481        263,485,712
                                                  --------------     --------------     --------------     --------------
End of year                                       $  160,384,889     $  412,906,121     $   66,369,690     $  176,813,481
                                                  ==============     ==============     ==============     ==============
Distributions in excess of net investment
 income                                           $   (1,037,134)    $   (2,245,345)    $     (165,763)    $     (471,247)
                                                  ==============     ==============     ==============     ==============

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM GROWTH + VALUE FUND                                           Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.



                                                                       Class A
                                                       ---------------------------------------
                                                                Year ended October 31,
                                                       ---------------------------------------
                                                       2000       1999       1998      1997(1)
                                                       ----       ----       ----      -------
Operating performance:
 Net asset value, beginning of the period   $         19.76      10.44      12.15      10.00
 Net investment loss                        $         (0.20)     (0.17)     (0.11)     (0.05)
 Net realized and unrealized gain (loss)
 on investments                             $          7.81       9.49      (1.42)      2.20
 Total from investment operations           $          7.61       9.32      (1.53)      2.15
 Distributions from net realized gain       $         (2.46)        --      (0.18)        --
 Total distributions                        $         (2.46)        --      (0.18)        --
 Net asset value, end of the period         $         24.91      19.76      10.44      12.15
 Total return(2)                            %         40.18      89.27     (12.63)     21.50
Ratios and supplemental data:
 Net assets, end of the period (000's)      $       257,601     81,225     33,425     34,346
 Ratio of expenses to average net assets
 after reimbursement(4)                     %          1.57       1.69       1.72       1.84  (3)
 Ratio of expenses to average net assets
 prior to expense reimbursement             %          1.57       1.69       1.72       1.86  (3)
 Ratio of net investment loss to average
 net assets                                 %         (1.22)     (1.30)     (0.92)     (0.94) (3)
 Portfolio turnover                         %           163        197        162        144

                                                                       Class B
                                                       ---------------------------------------
                                                                Year ended October 31,
                                                       ---------------------------------------
                                                       2000       1999       1998      1997(1)
                                                       ----       ----       ----      -------
Operating performance:
 Net asset value, beginning of the period   $          19.34      10.29      12.08     10.00
 Net investment loss                        $          (0.36)     (0.27)     (0.16)    (0.08)
 Net realized and unrealized gain (loss)
 on investments                             $           7.65       9.32      (1.45)     2.16
 Total from investment operations           $           7.29       9.05      (1.61)     2.08
 Distributions from net realized gain       $          (2.46)        --      (0.18)       --
 Total distributions                        $          (2.46)        --      (0.18)       --
 Net asset value, end of the period         $          24.17      19.34      10.29     12.08
 Total return(2)                            %          39.33      87.95     (13.38)    20.80
 Ratios and supplemental data:
 Net assets, end of the period (000's)      $        507,282    227,227    105,991    76,608
 Ratio of expenses to average net assets
 after reimbursement(4)                     %           2.27       2.39       2.45      2.55 (3)
 Ratio of expenses to average net assets
 prior to expense reimbursement             %           2.27       2.39       2.45      2.57 (3)
 Ratio of net investment loss to average
 net assets                                 %          (1.92)     (2.00)     (1.67)    (1.68)(3)
 Portfolio turnover                         %            163        197        162       144

                                                                         Class C
                                                       ---------------------------------------
                                                                Year ended October 31,
                                                       ---------------------------------------
                                                       2000       1999       1998      1997(1)
                                                       ----       ----       ----      -------
Operating performance:
 Net asset value, beginning of the period   $          19.33      10.29      12.08     10.00
 Net investment loss                        $          (0.33)     (0.26)     (0.16)    (0.08)
 Net realized and unrealized gain (loss)
 on investments                             $           7.62       9.30      (1.45)     2.16
 Total from investment operations           $           7.29       9.04      (1.61)     2.08
 Distributions from net realized gain       $          (2.46)        --      (0.18)       --
 Total distributions                        $          (2.46)        --      (0.18)       --
 Net asset value, end of the period         $          24.16      19.33      10.29     12.08
 Total return(2)                            %          39.35      87.85     (13.38)    20.80
Ratios and supplemental data:
 Net assets, end of the period (000's)      $        280,484     84,391     37,456    26,962
 Ratio of expenses to average net assets
 after reimbursement(4)                     %           2.27       2.40       2.46      2.56 (3)
 Ratio of expenses to average net assets
 prior to expense reimbursement             %           2.27       2.40       2.46      2.58 (3)
 Ratio of net investment loss to average
 net assets                                 %          (1.92)     (2.01)     (1.69)    (1.70) (3)
 Portfolio turnover                         %            163        197        162       144

----------
(1)  Class A, B and C commenced operations on November 18, 1996.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.
(4)  Expenses calculated net of advisor reimbursement.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                  PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                           Class A                        Class B
                                                  -------------------------      -------------------------
                                                                    Period                         Period
                                                  Year ended        ended        Year ended        ended
                                                  October 31,      Oct. 31,      October 31,      Oct. 31,
                                                     2000          1999(1)          2000          1999(1)
                                                     ----          -------          ----          -------
Operating performance:
 Net asset value, beginning of the period   $        11.14          10.00           11.09          10.00
 Net investment income (loss)               $           --           0.01           (0.08)         (0.02)
 Net realized and unrealized gain on
 investments                                $         0.18           1.13            0.18           1.11
 Total from investment operations           $         0.18           1.14            0.10           1.09
 Distributions from net realized gain       $        (0.15)            --           (0.15)            --
 Total distributions                        $        (0.15)            --           (0.15)            --
 Net asset value, end of the period         $        11.17          11.14           11.04          11.09
 Total return(2)                            %         1.55          11.40            0.83          10.90
Ratios and supplemental data:
 Net assets, end of the period (000's)      $       23,571         27,091          94,028         99,249
 Ratio of expenses to average net assets
 after reimbursement(4)                     %         1.37           1.29 (3)        2.07           1.99 (3)
 Ratio of expenses to average net assets
 prior to expense reimbursement             %         1.37           1.56 (3)        2.07           2.29 (3)
 Ratio of net investment income (loss) to
 average net assets                         %         0.01           0.23 (3)       (0.70)         (0.49)(3)
 Portfolio turnover                         %           57             26              57             26


                                                           Class C                        Class I
                                                  -------------------------      -------------------------
                                                                    Period                         Period
                                                  Year ended        ended        Year ended        ended
                                                  October 31,      Oct. 31,      October 31,      Oct. 31,
                                                     2000          1999(1)          2000          1999(1)
                                                     ----          -------          ----          -------
Operating performance:
 Net asset value, beginning of the period   $        11.09          10.00           11.17          10.00
 Net investment income (loss)               $        (0.08)         (0.02)           0.04           0.06
 Net realized and unrealized gain on
 investments                                $         0.19           1.11            0.19           1.11
 Total from investment operations           $         0.11           1.09            0.23           1.17
 Distributions from net realized gain       $        (0.15)            --           (0.15)            --
 Total distributions                        $        (0.15)            --           (0.15)            --
 Net asset value, end of the period         $        11.05          11.09           11.25          11.17
 Total return(2)                            %         0.92          10.90            2.00          11.70
Ratios and supplemental data:
 Net assets, end of the period (000's)      $       88,449         75,941          28,473         27,927
 Ratio of expenses to average net assets
 after reimbursement(4)                     %         2.07           1.99 (3)        1.07           0.98 (3)
 Ratio of expenses to average net assets
 prior to expense reimbursement             %         2.07           2.27 (3)        1.07           1.23 (3)
 Ratio of net investment income (loss) to
 average net assets                         %        (0.70)         (0.49)(3)        0.34           0.62 (3)
 Portfolio turnover                         %           57             26              57             26

----------
(1)  Class A, B, C and I commenced operations on December 30, 1998.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized
(4)  Expenses calculated net of taxes and advisor reimbursement.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM HIGH TOTAL RETURN FUND                                        Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                            Class A
                                                   --------------------------------------------------------
                                                                     Year ended October 31,
                                                   --------------------------------------------------------
                                                   2000         1999         1998         1997         1996
                                                   ----         ----         ----         ----         ----
Operating performance:
 Net asset value, beginning of the period   $      3.29         3.77         5.00         4.78         4.48
 Net investment income                      $      0.29         0.37         0.46         0.48         0.46
 Net realized and unrealized gain (loss)
 on investments                             $     (0.81)       (0.41)       (1.07)        0.20         0.32
 Total from investment operations           $     (0.52)       (0.04)       (0.61)        0.68         0.78
 Dividends from net investment income       $     (0.28)       (0.39)       (0.47)       (0.46)       (0.48)
 Distributions from net realized gain                --           --        (0.15)          --           --
 Distributions from capital                 $     (0.03)       (0.05)          --           --           --
 Total distributions                        $     (0.31)       (0.44)       (0.62)       (0.46)       (0.48)
 Net asset value, end of the period         $      2.45         3.29         3.77         5.00         4.78
 Total return(1)                            %    (16.95)       (1.86)      (13.65)       15.03        18.14
Ratios and supplemental data:
 Net assets, end of the period (000's)      $    36,367       91,991      148,650      215,361      167,698
 Ratio of expenses to average net assets    %      1.39         1.34         1.30         1.42         1.52
 Ratio of net investment income to
 average net assets                         %     10.52        10.16         9.93         9.88         9.86
 Portfolio turnover                         %       136           59          123          183          158

                                                                         Class B
                                                   --------------------------------------------------------
                                                                     Year ended October 31,
                                                   --------------------------------------------------------
                                                   2000         1999         1998         1997         1996
                                                   ----         ----         ----         ----         ----
Operating performance:
 Net asset value, beginning of the period   $      3.29         3.77         5.00         4.77         4.47
 Net investment income                      $      0.26         0.34         0.43         0.44         0.43
 Net realized and unrealized gain (loss)
 on investments                             $     (0.80)       (0.41)       (1.07)        0.22         0.32
 Total from investment operations           $     (0.54)       (0.07)       (0.64)        0.66         0.75
 Dividends from net investment income       $     (0.26)       (0.37)       (0.44)       (0.43)       (0.45)
 Distributions from net realized gain                --           --        (0.15)          --           --
 Distributions from capital                 $     (0.03)       (0.04)          --           --           --
 Total distributions                        $     (0.29)       (0.41)       (0.59)       (0.43)       (0.45)
 Net asset value, end of the period         $      2.45         3.29         3.77         5.00         4.77
 Total return(1)                            %    (17.55)       (2.56)      (14.28)       14.46        17.08
Ratios and supplemental data:
 Net assets, end of the period (000's)      $   109,284      280,413      428,903      577,351      346,919
 Ratio of expenses to average net assets    %      2.09         2.06         2.02         2.12         2.23
 Ratio of net investment income to
 average net assets                         %      9.85         9.42         9.20         9.18         9.14
 Portfolio turnover                         %       136           59          123          183          158

                                                                          Class C
                                                   --------------------------------------------------------
                                                                     Year ended October 31,
                                                   --------------------------------------------------------
                                                   2000         1999         1998         1997         1996
                                                   ----         ----         ----         ----         ----
Operating performance:
 Net asset value, beginning of the period   $      3.31         3.78         5.02         4.79         4.49
Net investment income                       $      0.27         0.34         0.43         0.44         0.43
 Net realized and unrealized gain (loss)
on investments                              $     (0.81)       (0.40)       (1.08)        0.22         0.32
Total from investment operations            $     (0.54)       (0.06)       (0.65)        0.66         0.75
 Dividends from net investment income       $     (0.26)       (0.37)       (0.44)       (0.43)       (0.45)
Distributions from net realized gain                 --           --        (0.15)          --           --
 Distributions from capital                 $     (0.03)       (0.04)          --           --           --
Total distributions                               (0.29)       (0.41)       (0.59)       (0.43)       (0.45)
 Net asset value, end of the period         $      2.47         3.31         3.78         5.02         4.79
Total return(1)                             $    (17.45)       (2.24)      (14.41)       14.42        17.28
Ratios and supplemental data:
 Net assets, end of the period (000's)      $    14,734       40,503       64,141       97,457       54,382
Ratio of expenses to average net assets     $      2.09         2.07         2.03         2.13         2.23
 Ratio of net investment income to
average net assets                          %      9.82         9.42         9.19         9.18         9.14
Portfolio turnover                          %       136           59          123          183          158

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                     PILGRIM HIGH TOTAL RETURN FUND II
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      Class A
                                                   ----------------------------------------------
                                                                Year ended October 31,
                                                   ----------------------------------------------
                                                   2000         1999         1998         1997(1)
                                                   ----         ----         ----         -------
Operating performance:
 Net asset value, beginning of the
 period                                     $      4.18         4.78         5.49         5.00
 Net investment income                      $      0.37         0.43         0.50         0.28
 Net realized and unrealized gain
 (loss) on investments                      $     (1.13)       (0.55)       (0.70)        0.53
 Total from investment operations           $     (0.76)       (0.12)       (0.20)        0.81
 Dividends from net investment
 income                                     $     (0.36)       (0.43)       (0.48)       (0.28)
 Distributions from capital                 $     (0.02)       (0.05)       (0.03)       (0.04)
 Total distributions                        $     (0.38)       (0.48)       (0.51)       (0.32)
 Net asset value, end of the period         $      3.04         4.18         4.78         5.49
 Total return(2)                            %    (19.10)       (3.10)       (4.23)       16.53
Ratios and supplemental data:
 Net assets, end of the period (000's)      $     8,165       20,003       40,924        8,548
 Ratio of expenses to average net
 assets after reimbursement(4)              %      1.43         1.40         1.44         1.26 (3)
 Ratio of expenses to average net
 assets prior to expense
 reimbursement                              %      1.43         1.40         1.45         4.62 (3)
 Ratio of net investment income to
 average net assets                         %     10.52         9.46         8.90         5.89 (3)
 Portfolio turnover                         %       120          110          150          164

                                                                      Class B
                                                   ----------------------------------------------
                                                                Year ended October 31,
                                                   ----------------------------------------------
                                                   2000         1999         1998         1997(1)
                                                   ----         ----         ----         -------
Operating performance:
 Net asset value, beginning of the
 period                                     $      4.18         4.79         5.49         5.00
 Net investment income                      $      0.34         0.41         0.47         0.25
 Net realized and unrealized gain
 (loss) on investments                      $     (1.13)       (0.57)       (0.70)        0.53
 Total from investment operations           $     (0.79)       (0.16)       (0.23)        0.78
 Dividends from net investment
 income                                     $     (0.33)       (0.42)       (0.44)       (0.25)
 Distributions from capital                 $     (0.02)       (0.03)       (0.03)       (0.04)
 Total distributions                        $     (0.35)       (0.45)       (0.47)       (0.29)
 Net asset value, end of the period         $      3.04         4.18         4.79         5.49
 Total return(2)                            %    (19.65)       (4.00)       (4.90)       15.91
Ratios and supplemental data:
 Net assets, end of the period (000's)      $    48,152      125,796      168,859       38,076
 Ratio of expenses to average net
 assets after reimbursement(4)              %      2.13         2.11         2.17         1.95 (3)
 Ratio of expenses to average net
 assets prior to expense
 reimbursement                              %      2.13         2.11         2.19         2.70 (3)
 Ratio of net investment income to
 average net assets                         %      9.78         8.66         8.17         5.20 (3)
 Portfolio turnover                         %       120          110          150          164

                                                                         Class C
                                                   ----------------------------------------------
                                                                Year ended October 31,
                                                   ----------------------------------------------
                                                   2000         1999         1998         1997(1)
                                                   ----         ----         ----         -------
Operating performance:
 Net asset value, beginning of the
 period                                     $      4.19         4.79         5.50         5.00
 Net investment income                      $      0.34         0.40         0.47         0.25
 Net realized and unrealized gain
 (loss) on investments                      $     (1.14)       (0.55)       (0.71)        0.54
 Total from investment operations           $     (0.80)       (0.15)       (0.24)        0.79
 Dividends from net investment
 income                                     $     (0.33)       (0.41)       (0.44)       (0.25)
 Distributions from capital                 $     (0.02)       (0.04)       (0.03)       (0.04)
 Total distributions                              (0.35)       (0.45)       (0.47)       (0.29)
 Net asset value, end of the period         $      3.04         4.19         4.79         5.50
 Total return(2)                            $    (19.87)        (.77)       (4.90)       16.12
Ratios and supplemental data:
 Net assets, end of the period (000's)      $    10,053       31,014       53,703       12,234
 Ratio of expenses to average net as-
 sets after reimbursement(4)                $      2.13         2.12         2.17         1.95 (3)
 Ratio of expenses to average
 average net assets prior to expense
 reimbursement                              %      2.13         2.12         2.18         2.73 (3)
 Ratio of net investment income to
 average net assets                         %      9.81         8.70         8.16         5.17 (3)
 Portfolio turnover                         %       120          110          150          164

----------
(1)  Classes A, B & C commenced operations on January 31, 1997.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.
(4)  Expenses calculated net of advisor reimbursement.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

              NOTES TO FINANCIAL STATEMENTS as of October 31, 2000
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. The Pilgrim Mayflower Trust (the "Trust") comprising Pilgrim Growth + Value Fund, Pilgrim Research Enhanced Index Fund, Pilgrim International Value Fund, Pilgrim Emerging Markets Value Fund, Pilgrim High Total Return Fund and Pilgrim High Total Return Fund II (collectively, the "Funds") was organized under the laws of the Commonwealth of Massachusetts and registered under the Investment Company Act of 1940 as a diversified open-end management investment company. All funds except Pilgrim International Value Fund and Pilgrim Emerging Markets Value Fund are included in this report.

Pilgrim Growth + Value Fund is a diversified portfolio with the investment objective of capital appreciation by investing in equity securities. The Fund seeks to achieve its objective through investments in companies the portfolio manager identifies as either growth or value through quantitative analysis.

Pilgrim Research Enhanced Index Fund is a diversified portfolio with the investment objective of capital appreciation. The Fund seeks to achieve its objective by owning a large number of stocks within the S&P 500 with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other data characteristics of the S&P 500.

Pilgrim High Total Return Fund is a diversified portfolio with the investment objective of high income and capital appreciation. The Fund invests primarily in a diversified group of fixed income securities which are selected for high current income and the potential for capital growth, including lower-rated fixed income securities, convertible securities, securities issued by U.S. companies in foreign currencies, and securities issued by foreign governments and companies.

Pilgrim High Total Return Fund II is a diversified portfolio with the investment objective of high income and capital appreciation. The Fund invests primarily in a diversified group of fixed income securities which are selected for high current income and the potential for capital growth, including lower-rated fixed income securities, convertible securities, securities issued by U.S companies in foreign currencies, and securities issued by foreign governments and companies.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Distribution from realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On October 29, 1999, ReliaStar Financial Corp., the indirect parent company of Northstar Investment Management Corporation ("Northstar") the investment adviser to the Funds, acquired Pilgrim Capital Corporation and its subsidiaries. In conjunction with the acquisition, Northstar changed its name to Pilgrim Advisors, Inc. On April 30, 2000 Pilgrim Advisors, Inc. merged into Pilgrim Investments, Inc.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc, Administrator to the Funds. In conjunction with the acquisition the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc. effective September 8, 2000.

Security Valuation. Equity securities are valued daily at the closing sale prices reported on recognized securities

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or, if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Funds. At October 31, 2000, the High Total Return Fund and the High Total Return Fund II contained 10 and 7 securities, respectively, for which market quotations were not readily available and which were fair valued pursuant to the Funds' procedures. The securities in the High Total Return Fund had a total value of $6,571,936 representing 4.10% of the Fund's net assets. The securities in the High Total Return Fund II had a total value of $1,630,246 representing 2.46% of the Fund's net assets. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses independent pricing services to price the Funds' securities.

Security Transactions, Investment Income, Expenses. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are accreted, and premiums are amortized to par at maturity; dividend income is recorded on the ex-dividend dates. Income, expenses (except class specific expenses), and realized/unrealized gains/losses, are allocated proportionately to each Fund or class of shares based upon the relative daily net asset value.

Distributions to Shareholders. Dividends from net investment income are declared and paid monthly by the High Total Return Fund and High Total Return Fund II and declared and paid annually by the Growth + Value Fund and Research Enhanced Index Fund. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

These differences are primarily due to differing treatments of net operating losses and foreign currency transactions. As of October 31, 2000, the following amounts have been reclassified between undistributed net investment income
(loss), accumulated net realized gain (loss) in investments and paid in capital:

                           Undistributed     Accumulated Net
                          Net Investment   Realized Gain (Loss)      Paid in
                           income (Loss)      on Investments         Capital
                           -------------      --------------         -------
Growth + Value Fund        $ 13,479,347        $(10,032,180)      $ (3,447,167)
Researched Enhanced
 Index Fund                   1,241,287             (11,112)        (1,230,175)
High Total Return Fund        1,987,577             290,748         (2,278,325)
High Total Return
 Fund II                        349,462             113,322           (462,784)

These reclassifications did not affect net investment income (loss), net realized gain (loss) on investments or net assets for the year ended October 31, 2000.

Foreign Currency. The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gain (loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from the sale of holdings of foreign currencies,
(2) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received. Net change in unrealized appreciation (depreciation) of investments and foreign currency arise from changes in the value of assets and liabilities including investment in securities at fiscal year end, resulting from changes in the exchange rates.

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the funds' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options. The Funds may write (sell) and purchase put and call options. The premium collected or paid by a Fund for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which a Fund has sold or purchased expires on the stipulated expiration date, the Fund realizes a gain or loss in the amount of the premium received or paid for the option.

For written options, the Fund's obligation may be discharged in three ways: (1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the securitiy; or (3) the Fund enters into a closing transaction. If the option is held until expiration, the Fund recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Fund. If the Fund enters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Fund from the counterparty and the amount paid by the Fund on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option.

Futures Contracts. The Funds may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Funds' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by the Funds each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Funds recognize a gain or loss equal to the daily variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract.

Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involve the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements. The Funds' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Federal Income Taxes. The Funds intend to comply with the special provisions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to their respective shareholders. Therefore, no federal income tax provision or excise tax provision is required.

Management's Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Organization Costs. Costs incurred by the Trust in connection with its organization of each Fund have been deferred and are being amortized over a period of five years from the date the funds commenced operations.

NOTE 2. INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

ING Pilgrim Investments, Inc. (the "Advisor"), serves as each Fund's investment adviser.

ING Pilgrim Group, Inc. (the "Administrator") serves as administator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets, and an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the year ended October 31, 2000, the Administrator earned $1,510,564 in administrative and account servicing fees.

ING Pilgrim Securities, Inc. (the "Distributor") is the distributor of each Fund's shares. Under separate Plans of Distribution pertaining to Class A, Class B, Class C, and Class Q, the Funds pay the Distributor monthly service fees at an annual rate of 0.25% of the average daily net assets in the case of Class A, Class B, Class C, and Class Q shares, and monthly distribution fees at the annual rate of 0.05% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B and Class C shares for all Funds. Class I shares do not pay distribution or service fees. For the year ended October 31, 2000 the Distributor earned $11,453,005 in service and distribution fees.

The Distributor also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. For the year ended October 31, 2000, the Distributor earned the following amounts in sales charges from Mayflower Trust:

                           Class A      Class B      Class C
                           Shares       Shares       Shares
                           ------       ------       ------
Initial sales charges     $890,373        N/A            N/A
Contingent deferred
 sales charges             104,791        N/A       $150,713

The Growth + Value Fund, pays the Advisor an investment advisory fee calculated at an annual rate of 1.00% of average daily net assets. The Research Enhanced Index Fund pays the Advisor an investment advisory fee calculated at an annual rate of 0.70% of average daily net assets. Prior to July 26, 2000, the High Total Return Fund paid the Advisor an investment advisory fee calculated at an annual rate of 0.75% on the first $250,000,000 of aggregate average daily net assets, 0.70% on the next $250,000,000 of such assets, 0.65% on the next $250,000,000 of such assets, 0.60% on the next $250,000,00 of such assets, and 0.55% on the assets in excess of $1 billion. On July 26, 2000, the fee changed to 0.60% on the first $1 billion of aggregate average daily net assets and 0.55% on the assets in excess of $1 billion. Prior to July 26, 2000, the High Total Return Fund II paid the Advisor an investment advisory fee calculated at an annual rate of 0.75% of average daily net assets. On July 26, 2000 the fee changed to 0.60% of average daily net assets. For the year ended October 31, 2000, the Advisor earned $11,891,975 in investment advisory fees. Navellier Fund Management, Inc. ("Navellier"), a registered investment advisor, serves as subadvisor to the Growth + Value Fund pursuant to a Subadivsory Agreement dated July 31, 1996 and amended and restated on July 1, 1998,

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

between the Advisor and Navellier. For its services, Navellier receives from the Advisor, a fee equal to 0.50% of the average daily net assets of the Fund. For the year ended October 31, 2000, Navellier received $3,541,560 in subadvisory fees from the Advisor. J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a registered investment advisor, serves as subadvisor to the Research Enhanced Index Fund pursuant to a Subadvisory Agreement dated December 21, 1998, between the Advisor and J.P. Morgan. For its services, J.P. Morgan receives from the Advisor, a fee equal to 0.20% of the average daily net assets of the Fund. For the year ended October 31, 2000, J.P. Morgan received $495,110 in subadvisory fees from the Advisor. The Advisor voluntarily undertook to limit the expenses of the Research Enhanced Index Fund to 1.30% (Class A), 2.00% (Class B and C), and 1.00% (Class I) of each respective class's average net assets from inception through October 31, 1999.

NOTE 3. FUTURES CONTRACTS

On October 31, 2000, the Research Enhanced Index Fund had $65,000 principal amount of U.S. Treasury obligations pledged as collateral to cover margin requirements for open futures contracts.

Open futures contracts at October 31, 2000, were as follows:

              Number of                                 Unrealized
  Contract    Contracts      Month     Commitment      Depreciation
  --------    ---------      -----     ----------      ------------
  S&P 500         1         December       Buy         $ (74,846)

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended October 31, 2000, were as follows:

                                             Research Enhanced     High Total        High Total
                       Growth + Value Fund      Index Fund         Return Fund     Return Fund II
                       -------------------      ----------         -----------     --------------
Aggregate purchases      $1,626,046,443        $150,423,322       $313,894,504      $112,403,325
Aggregate sales          $1,167,454,793        $139,880,419       $470,059,629      $185,014,559

NOTE 5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of each Fund for the year ended October 31, 2000, were as follows:

                                                       Growth + Value Fund
                                 ----------------------------------------------------------------
                                             Class A                          Class B
                                 ------------------------------    ------------------------------
                                     Shares           Amount           Shares          Amount
                                     ------           ------           ------          ------
Shares sold                         11,866,737    $ 303,851,859       11,175,519    $ 278,695,932
Shares issued as reinvestment
 of dividends                          380,695        8,366,591          806,730       17,285,755
Shares redeemed                     (6,015,701)    (151,084,341)      (2,742,651)     (67,678,591)
                                 -------------    -------------    -------------    -------------
Net increase                         6,231,731    $ 161,134,109        9,239,598    $ 228,303,096
                                 =============    =============    =============    =============

                                                       Growth + Value Fund
                                 ----------------------------------------------------------------
                                             Class C                          Class Q
                                 ------------------------------    ------------------------------
                                     Shares           Amount           Shares          Amount
                                     ------           ------           ------          ------
Shares sold                          8,365,370    $ 211,475,739           54,841    $   1,439,870
Shares issued as reinvestment
 of dividends                          302,389        6,478,206               --               --
Shares redeemed                     (1,424,913)     (34,857,895)            (770)         (17,643)
                                 -------------    -------------    -------------    -------------
Net increase                         7,242,846    $ 183,096,050           54,071    $   1,422,227
                                 =============    =============    =============    =============

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------


                                   Research Enhanced Index Fund
                   ------------------------------------------------------------
                              Class A                          Class B
                   ----------------------------    ----------------------------
                      Shares          Amount           Shares          Amount
                      ------          ------           ------          ------
Shares sold             905,210    $ 10,303,882       2,050,650    $ 23,253,462
Shares issued as
 reinvestment
 of dividends            14,197         165,396          52,910         612,733
Shares redeemed      (1,242,238)    (14,134,442)     (2,542,262)    (28,592,017)
                   ------------    ------------    ------------    ------------
Net increase
 (decrease)            (322,831)   $ (3,665,164)       (438,702)   $ (4,725,822)
                   ============    ============    ============    ============

                                                         Research Enhanced Index Fund
                         ------------------------------------------------------------------------------------------
                                    Class C                         Class I                       Class Q
                         ----------------------------    ---------------------------   ----------------------------
                            Shares          Amount          Shares         Amount         Shares          Amount
                            ------          ------          ------         ------         ------          ------
Shares sold                 3,232,804    $ 36,538,030              --   $         --         33,521    $    379,475
Shares issued as
 reinvestment
 of dividends                  64,089         751,195          31,779        371,501             --              --
Shares redeemed            (2,138,973)    (23,939,384)             --             --         (9,077)       (100,500)
                         ------------    ------------    ------------   ------------   ------------    ------------
Net increase
 (decrease)                 1,157,920    $ 13,349,841          31,779   $    371,501         24,444    $    278,975
                         ============    ============    ============   ============   ============    ============

                                                         High Total Return Fund
                   --------------------------------------------------------------------------------------------------
                               Class A                           Class B                           Class C
                   ------------------------------    ------------------------------    ------------------------------
                       Shares           Amount           Shares           Amount           Shares           Amount
                       ------           ------           ------           ------           ------           ------
Shares sold            4,980,440    $  14,431,405        1,981,156    $   5,645,390          897,043    $   2,585,341
Shares issued as
 reinvestment
 of dividends            787,142        2,268,979        1,515,463        4,370,060          246,019          713,016
Shares redeemed      (18,876,469)     (55,376,246)     (44,140,515)    (130,166,377)      (7,420,050)     (22,120,658)
                   -------------    -------------    -------------    -------------    -------------    -------------
Net decrease         (13,108,887)   $ (38,675,862)     (40,643,896)   $(120,150,927)      (6,276,988)   $ (18,822,301)
                   =============    =============    =============    =============    =============    =============

                                                       High Total Return Fund II
                   --------------------------------------------------------------------------------------------
                              Class A                         Class B                         Class C
                   ----------------------------    ----------------------------    ----------------------------
                      Shares          Amount          Shares          Amount          Shares          Amount
                      ------          ------          ------          ------          ------          ------
Shares sold             520,871    $  1,864,615       1,072,638    $  3,828,212         348,388    $  1,306,700
Shares issued as
 reinvestment
 of dividends           135,874         494,033         510,080       1,811,021         122,147         427,391
Shares redeemed      (2,754,704)    (10,016,341)    (15,800,611)    (58,692,029)     (4,570,092)    (17,149,266)
                   ------------    ------------    ------------    ------------    ------------    ------------
Net decrease         (2,097,959)   $ (7,657,693)    (14,217,893)   $(53,052,796)     (4,099,557)   $(15,415,175)
                   ============    ============    ============    ============    ============    ============

Transactions in capital shares of each Fund for the year ended October 31, 1999, were as follows:

                                                          Growth + Value Fund
                  --------------------------------------------------------------------------------------------------
                               Class A                          Class B                          Class C
                  ------------------------------    ------------------------------    ------------------------------
                      Shares           Amount           Shares           Amount           Shares           Amount
                      ------           ------           ------           ------           ------           ------
Shares sold           8,330,313    $ 119,944,285        3,968,213    $  62,085,069        2,142,358    $  33,290,488
Shares redeemed      (7,420,035)    (104,892,760)      (2,518,709)     (36,547,165)      (1,416,685)     (20,271,515)
                  -------------    -------------    -------------    -------------    -------------    -------------
Net increase            910,278    $  15,051,525        1,449,504    $  25,537,904          725,673    $  13,018,973
                  =============    =============    =============    =============    =============    =============

                                    Research Enhanced Index Fund
                  ----------------------------------------------------------------
                              Class A                           Class B
                  ------------------------------    ------------------------------
                      Shares           Amount           Shares           Amount
                      ------           ------           ------           ------
Shares sold           2,723,102    $  29,720,302        9,270,282    $ 100,006,579
Shares redeemed        (290,337)      (3,146,624)        (317,349)      (3,429,082)
                  -------------    -------------    -------------    -------------
Net increase          2,432,765    $  26,573,678        8,952,933    $  96,577,497
                  =============    =============    =============    =============

                               Research Enhanced Index Fund
                  -----------------------------------------------------------
                             Class C                         Class I
                  ----------------------------    ---------------------------
                     Shares          Amount          Shares         Amount
                     ------          ------          ------         ------
Shares sold          7,106,428    $ 76,733,954       2,500,010   $ 25,000,100
Shares redeemed       (258,766)     (2,807,689)             --             --
                  ------------    ------------    ------------   ------------
Net increase         6,847,662    $ 73,926,265       2,500,010   $ 25,000,100
                  ============    ============    ============   ============

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                         High Total Return Fund
                   --------------------------------------------------------------------------------------------------
                               Class A                           Class B                           Class C
                   ------------------------------    ------------------------------    ------------------------------
                       Shares           Amount           Shares           Amount           Shares           Amount
                       ------           ------           ------           ------           ------           ------
Shares sold            8,697,448    $  32,933,540       13,334,418    $  50,908,759        4,400,033    $  17,013,996
Shares issued as
 reinvestment
 of dividends          1,876,811        7,018,801        3,352,068       12,515,097          580,868        2,180,064
Shares redeemed      (22,068,969)     (81,688,893)     (45,307,016)    (167,404,229)      (9,679,733)     (36,084,554)
                   -------------    -------------    -------------    -------------    -------------    -------------
Net decrease         (11,494,710)   $ (41,736,552)     (28,620,530)   $(103,980,373)      (4,698,832)   $ (16,890,494)
                   =============    =============    =============    =============    =============    =============

                                                       High Total Return Fund II
                   --------------------------------------------------------------------------------------------
                              Class A                           Class B                          Class C
                   ----------------------------    ----------------------------    ----------------------------
                      Shares          Amount          Shares          Amount          Shares          Amount
                      ------          ------          ------          ------          ------          ------
Shares sold           1,794,866    $  8,643,904       6,738,331    $ 32,524,712       2,873,473    $ 13,882,408
Shares issued as
 reinvestment
 of dividends           252,341       1,186,807         878,947       4,141,238         320,184       1,511,530
Shares redeemed      (5,815,058)    (27,242,596)    (12,809,519)    (59,589,557)     (6,990,259)    (32,901,666)
                   ------------    ------------    ------------    ------------    ------------    ------------
Net decrease         (3,767,851)   $(17,411,885)     (5,192,241)   $(22,923,607)     (3,796,602)   $(17,507,728)
                   ============    ============    ============    ============    ============    ============

NOTE 6. CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversifed portfolio, the High Total Return Fund and High Total Return Fund II had 98.03% and 90.07%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At October 31, 2000, the High Total Return Fund held SA Telecommunications, Inc., US Interactive, Poland Telecom and Packaging Resources, defaulted securities. The aggregate value for these securities is $2,157,354. At October 31, 2000, the High Total Return Fund II held Poland Telecom, a defaulted security. The aggregate value for this security is $40,020.

For financial reporting purposes, it is each Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 7. SECURITY LOANS

Each Fund may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade securities. As with other extensions of credit, each Fund may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of fees or all or a portion of the income from investments of the collateral. The Funds also continue to earn income on the securities loaned. At October 31, 2000, the Funds did not have any securities on loan.

NOTE 8. FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

At October 31, 2000, capital loss carryforwards were as follows:

                                                      Expiration
                                    Amount               Dates
                                    ------               -----
High Total Return Fund            $ 6,107,124          10/31/06
                                  $99,343,698          10/31/07
                                  $74,555,141          10/31/08
High Total Return Fund II         $31,512,402          10/31/07
                                  $45,075,619          10/31/08

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 9. LETTER OF CREDIT

The Pilgrim Funds, Pilgrim Equity Trust, Pilgrim Variable Products Trust (formerly Northstar Galaxy Trust) and Pilgrim Mayflower Trust (collectively, the "Funds") have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $50,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Average borrowings during the year ended October 31, 2000 were $19,263,200 and $10,000,000 at average annualized interest rates of 6.27% and 6.19% for High Total Return Fund and High Total Return Fund II, respectively.

NOTE 10. SUBSEQUENT EVENTS

Subsequent to October 31, 2000, the following funds declared dividends from net investment income and capital gains of:

                                     Per Share        Payable        Record
                           Type       Amount           Date           Date
                           ----       ------           ----           ----
High Total Return
Class A                     NII      $ 0.0210        12/05/00       11/30/00
Class B                     NII      $ 0.0190        12/05/00       11/30/00
Class C                     NII      $ 0.0190        12/05/00       11/30/00
High Total Return II
Class A                     NII      $ 0.0250        12/05/00       11/30/00
Class B                     NII      $ 0.0240        12/05/00       11/30/00
Class C                     NII      $ 0.0240        12/05/00       11/30/00
Growth + Value
All Classes                LTCG      $ 2.2155        11/20/00       11/15/00

On December 1, 2000, a proxy statement was filed with the Securities and Exchange Commission for the reorganization of Pilgrim High Total Return Fund and Pilgrim High Total Return Fund II into Pilgrim High Yield Fund II. Upon approval, proxy statements will be mailed to the shareholders.

Pilgrim
Growth +
Value Fund      PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------

Shares                                                                 Value
------                                                                 -----
                 COMMON STOCKS: 93.54%
                 Biotechnology: 4.37%
  314,700   @    CuraGen Corp.                                   $   20,337,487
  187,900   @    Protein Design Labs, Inc.                           25,381,180
                                                                 --------------
                                                                     45,718,667
                                                                 --------------
                 Commercial Services: 2.55%
  193,500   @    Aurora Biosciences Corp.                            11,791,406
  236,900   @    Plexus Corp.                                        14,939,506
                                                                 --------------
                                                                     26,730,912
                                                                 --------------
                 Computers: 5.70%
  489,800   @    Mentor Graphics Corp.                               11,479,688
1,063,000   @    Silicon Storage Technology, Inc.                    24,183,250
  468,800   @    Sungard Data Systems, Inc.                          23,967,400
                                                                 --------------
                                                                     59,630,338
                                                                 --------------
                 Electrical Components and
                  Equipment: 4.52%
  181,500        C&D Technologies, Inc.                              10,731,188
  516,600   @    Power-One, Inc.                                     36,646,312
                                                                 --------------
                                                                     47,377,500
                                                                 --------------
                 Electronics: 4.45%
  277,300   @    Nanometrics, Inc.                                    6,377,900
  192,900        PerkinElmer, Inc.                                   23,051,550
   90,800        Technitrol, Inc.                                    10,067,450
  231,900   @    Varian, Inc.                                         7,145,419
                                                                 --------------
                                                                     46,642,319
                                                                 --------------
                 Entertainment: 2.60%
  373,800   @    Macrovision Corp.                                   27,240,675
                                                                 --------------
                 Healthcare - Products: 3.59%
  446,800   @    Oakley, Inc.                                         9,382,800
  249,600   @    Techne Corp.                                        28,142,400
                                                                 --------------
                                                                     37,525,200
                                                                 --------------
                 Healthcare-Services: 5.15%
  108,200   @    Laboratory Corp. of America Holdings                14,593,475
  167,200   @    Quest Diagnostics, Inc.                             16,093,000
  198,400   @    Wellpoint Health Networks Inc.                      23,200,400
                                                                 --------------
                                                                     53,886,875
                                                                 --------------
                 Internet: 5.26%
  202,700   @    Art Technology Group, Inc.                          12,719,425
  248,900   @    i2 Technologies, Inc.                               42,313,000
                                                                 --------------
                                                                     55,032,425
                                                                 --------------
                 Manufacturing: 1.25%
  383,700   @    Applied Films Corp.                             $   13,045,800
                                                                 --------------
                 Oil and Gas Producers: 1.22%
  415,900   @    Triton Energy Ltd.                                  12,788,925
                                                                 --------------
                 Oil and Gas Services: 2.60%
  518,600   @    BJ Services Co.                                     27,194,088
                                                                 --------------
                 Pharmaceuticals: 8.05%
  383,600   @    Celgene Corp.                                       24,694,250
  500,400   @    IVAX Corp.                                          21,767,400
  405,800   @    Vertex Pharmaceuticals, Inc.                        37,783,784
                                                                 --------------
                                                                     84,245,434
                                                                 --------------
                 Retail: 4.04%
  578,700   @    CDW Computer Centers, Inc.                          37,289,981
  149,700   @    Christopher & Banks Corp.                            4,958,813
                                                                 --------------
                                                                     42,248,794
                                                                 --------------
                 Semiconductors: 8.82%
  702,600   @    Applied Micro Circuits Corp.                        53,661,075
  610,600   @    International Rectifier Corp.                       27,248,025
  408,600   @    OAK Technology, Inc.                                11,466,338
                                                                 --------------
                                                                     92,375,438
                                                                 --------------
                 Software: 11.61%
  678,400        Adobe Systems, Inc                                  51,600,800
  429,800   @    Mercury Interactive Corp.                           47,707,800
  357,300   @    Nvidia Corp.                                        22,202,845
                                                                 --------------
                                                                    121,511,445
                                                                 --------------
                 Telecommunications: 17.76%
  421,500   @    Digital Lightwave, Inc.                             21,364,781
  254,900   @    Emulex Corp.                                        37,438,437
  405,700   @    Natural Microsystems Corp.                          18,332,569
  246,600        Newport Corp.                                       28,162,490
  567,000   @    Powerwave Technologies, Inc.                        27,286,875
  427,600        Scientific-Atlanta, Inc.                            29,263,875
  250,800   @    Tollgrade Communications, Inc.                      24,014,100
                                                                 --------------
                                                                    185,863,127
                                                                 --------------
                 Total Common Stocks (Cost $833,047,299)            979,057,962
                                                                 --------------

Principal
Amount                                                                Value
---------                                                             -----
                 SHORT-TERM INVESTMENTS: 5.02%
                 Repurchase Agreement: 5.02%
$52,565,000      State Street Bank & Trust
                  Repurchase Agreement,
                  6.450% due 11/01/00
                  (Collateralized by
                  $2,350,000 U.S. Treasury
                  Bonds, 8.750% Due
                  11/15/08 Value
                  $2,620,250, $22,870,000
                  U.S. Treasury Bonds,
                  8.750%, Due 11/15/08,
                  Value $25,500,050,
                  $25,190,000 U.S.
                  Treasury Notes, 6.125%,
                  Due 08/31/02, Value
                  $25,504,875)                                   $   52,565,000
                                                                 --------------
                 Total Short-Term Investments
                  (Cost $52,565,000)                                 52,565,000
                                                                 --------------
                 Total Investments in Securities
                 (Cost $ 885,612,299)*                98.56%      1,031,622,962
                 Other Assets and Liabilities-Net      1.44%         15,090,678
                                                     ------      --------------
                  Net Assets                         100.00%     $1,046,713,640
                                                     ======      ==============

----------
@    Non-income producing security
*    Cost for federal income tax purposes is $ 840,239,457.

     Net unrealized appreciation consists of:

          Gross Unrealized Appreciation              $ 180,740,824
          Gross Unrealized Depreciation                (41,922,319)
                                                     -------------
          Net Unrealized Appreciation                $ 138,818,505
                                                     =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced
Index Fund       PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------

Shares                                                                  Value
------                                                                  -----
                COMMON STOCKS: 99.92%
                Aerospace/Defense: 0.58%
   8,400        Boeing Co.                                           $   569,625
   7,900        Goodrich (B.F.) Co.                                      323,406
   2,000        Lockheed Martin Corp.                                     71,700
   5,600        United Technologies Corp.                                390,950
                                                                     -----------
                                                                       1,355,681
                                                                     -----------
                Airlines: 0.37%
   8,100   @    AMR Corp.                                                265,275
   2,100        Continental Airlines, Inc.                               110,250
     600        Delta Air Lines, Inc.                                     28,350
   3,600   @    Northwest Airlines Corp.                                 102,600
  12,900        Southwest Airlines                                       367,650
                                                                     -----------
                                                                         874,125
                                                                     -----------
                Apparel: 0.25%
   6,800   @    Jones Apparel Group, Inc.                                189,125
  10,200        Nike, Inc.                                               407,362
                                                                     -----------
                                                                         596,487
                                                                     -----------
                Auto Manufacturers: 1.41%
  65,900        Ford Motor Co.                                         1,721,636
  22,900        General Motors Corp.                                   1,422,662
   3,700        Paccar, Inc.                                             155,631
                                                                     -----------
                                                                       3,299,929
                                                                     -----------
                Auto Parts & Equipment: 0.27%
   6,700        Dana Corp.                                               148,656
  23,900        Delphi Automotive Systems                                374,931
   6,400        Visteon Corp.                                            113,200
                                                                     -----------
                                                                         636,787
                                                                     -----------

                Banks: 3.04%
   9,500        Amsouth Bancorporation                               $   132,406
  21,800        Bank of America Corp.                                  1,047,762
  35,000        Bank One Corp.                                         1,277,500
   4,200        Banknorth Group, Inc.                                     76,125
     600        Chase Manhattan Corp.                                     27,300
     100        Comerica, Inc.                                             6,031
   2,900        Compass Bancshares, Inc.                                  52,744
   4,400        First Tennessee National Corp.                           101,200
  27,000        First Union Corp.                                        818,438
  12,700        Fleet Boston Financial Corp.                             482,600
   4,500        Hibernia Corp.                                            53,719
  16,500        KeyCorp                                                  407,344
   1,000        Marshall & Ilsley Corp.                                   45,312
   6,000        National Commerce Bancorp                                127,500
  10,700        PNC Financial Services Group                             715,562
   6,400        Regions Financial Corp.                                  150,800
   5,600        SouthTrust Corp.                                         181,300
   5,000        Summit Bancorp                                           187,500
   2,500        TCF Financial Corp.                                      101,094
  43,600        U.S. Bancorp                                           1,054,575
   1,800        Wells Fargo & Co.                                         83,362
                                                                     -----------
                                                                       7,130,174
                                                                     -----------
                Beverages: 1.23%
     100        Anheuser-Busch Companies, Inc.                             4,575
  32,900        Coca-Cola Co.                                          1,986,338
  18,700        PepsiCo, Inc.                                            905,781
                                                                     -----------
                                                                       2,896,694
                                                                     -----------
                Biotechnology: 0.47%
  14,300   @    Amgen, Inc.                                              828,506
   1,000   @    Genzyme Corp. -- General Division                         71,000
   2,200   @    Human Genome Sciences, Inc.                              194,460
                                                                     -----------
                                                                       1,093,966
                                                                     -----------
                Chemicals: 1.10%
  13,700        Air Products & Chemicals, Inc.                           511,181
  27,800        Dow Chemical Co.                                         851,375
  10,500        PPG Industries, Inc.                                     468,563
   9,800        Praxair, Inc.                                            365,050
  13,000        Rohm & Haas Co.                                          390,812
                                                                     -----------
                                                                       2,586,981
                                                                     -----------
                Commercial Services: 0.20%
  39,000        Cendant Corp.                                        $   468,000
                                                                     -----------
                Computers: 7.37%
     700   @    Apple Computer, Inc.                                      13,694
  48,200        Compaq Computer Corp.                                  1,465,762
  56,200   @    Dell Computer Corp.                                    1,657,900
  39,400        EMC Corp.                                              3,509,062
  31,600        Hewlett-Packard Co.                                    1,467,425
  28,100        International Business Machines                        2,767,850
   1,800        NCR Corp.                                                 77,625
  18,700   @    Seagate Technology, Inc.                               1,306,663
  39,847   @    Sun Microsystems, Inc.                                 4,418,036
   4,500   @    Veritas Software Corp.                                   634,570
                                                                     -----------
                                                                      17,318,587
                                                                     -----------
                Cosmetics/Personal Care: 1.87%
   3,700        Estee Lauder Cos., Inc.                                  171,819
  40,200        Gillette Co.                                           1,401,975
   9,700        Kimberly-Clark Corp.                                     640,200
  30,500        Procter & Gamble Co.                                   2,178,844
                                                                     -----------
                                                                       4,392,838
                                                                     -----------
                Distribution/Wholesale Total: 0.06%
   4,400        W.W. Grainger, Inc.                                      140,525
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced
Index Fund      PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------

Shares                                                                   Value
------                                                                   -----
                  Diversified Financial Services: 8.09%
   10,400         American Express Co.                               $   624,000
   21,500         Associates First Capital Corp.                         798,188
    2,000         Bear Stearns Cos., Inc.                                121,250
    9,000         Capital One Financial Corp.                            568,125
    9,600         CIT Group, Inc.                                        167,400
  100,700         Citigroup, Inc.                                      5,299,338
    5,900         Countrywide Credit Ind., Inc.                          220,881
    2,500         Edwards (A.G.), Inc.                                   126,875
   26,400         Fannie Mae                                           2,032,800
    7,200         Franklin Resources, Inc.                               308,448
   23,100         Freddie Mac                                          1,386,000
   10,600         Goldman Sachs Group, Inc.                            1,058,013
   13,800         Household Int'l, Inc.                                  694,312
    1,600         Legg Mason, Inc.                                        83,100
    7,400         Lehman Brothers Holdings, Inc.                         477,300
    7,600         MBNA Corp.                                             285,475
   26,200         Merrill Lynch & Co.                                  1,834,000
   26,000         Morgan Stanley Dean Witter & Co.                     2,088,125
      600         Price (T Rowe) Associates                               28,087
    7,800         Providian Financial Corp.                              811,200
                                                                     -----------
                                                                      19,012,917
                                                                     -----------
                  Electric: 2.34%
    5,000         Ameren Corp.                                           198,750
   11,600         American Electric Power                                481,400
    7,800         Cinergy Corp.                                          238,875
    7,100         CMS Energy Corp.                                       191,700
    7,300         Consolidated Edison, Inc.                              256,869
   15,900         CP&L Energy, Inc.                                      640,969
    8,400         DTE Energy Co.                                         303,450
    9,100         Edison Int'l                                           217,262
   13,000         Entergy Corp.                                          498,062
    6,300         FPL Group, Inc.                                        415,800
    5,900         GPU, Inc.                                              195,069
    4,900         NiSource, Inc.                                         122,194
   14,000         PG&E Corp.                                             377,125
    4,600         Pinnacle West Capital Corp.                            199,812
    5,800         Public Service Enterprise Group                        240,700
   13,500         TXU Corp.                                              500,344
    6,400         Wisconsin Energy Corp.                                 120,400
   11,400         XCEL Energy, Inc.                                      291,413
                                                                     -----------
                                                                       5,490,194
                                                                     -----------
                  Electrical Components & Equipment: 0.08%
    2,600         Emerson Electric Co.                               $   190,938
                                                                     -----------
                  Electronics: 0.19%
    3,400    @    Johnson Controls, Inc.                                 202,725
    5,200         Parker Hannifin Corp.                                  215,150
      200         PE Corp.-PE Biosystems Group                            23,400
                                                                     -----------
                                                                         441,275
                                                                     -----------
                  Environment Control: 0.02%
    2,300         Waste Management, Inc.                                  46,000
                                                                     -----------
                  Food: 2.27%
   11,900         Albertson's, Inc.                                      281,881
    2,400         Campbell Soup Co.                                       70,200
   11,100         General Mills, Inc.                                    463,425
   15,200         Heinz (H.J.) Co.                                       637,450
   17,800         Kellogg Co.                                            451,675
   37,000    @    Kroger Co.                                             834,813
    5,300         Quaker Oats Co.                                        432,281
   16,100         Safeway, Inc.                                          880,469
   25,100   @@    Unilever NV                                          1,275,394
                                                                     -----------
                                                                       5,327,588
                                                                     -----------
                  Forest Products & Paper: 0.36%
    6,500         Georgia-Pacific                                        174,688
   15,400         International Paper Co.                                564,025
    2,200         Temple-Inland, Inc.                                     98,450
                                                                     -----------
                                                                         837,163
                                                                     -----------
                  Healthcare-Products: 1.86%
    4,600         Bard (C.R.), Inc.                                      192,625
    4,700         Baxter Int'l, Inc.                                     386,281
   13,400         Becton, Dickinson & Co.                                448,900
   18,600    @    Boston Scientific Corp.                                296,437
    8,200    @    Guidant Corp.                                          434,087
   16,100         Johnson & Johnson                                    1,483,213
   14,600         Medtronic, Inc.                                        792,963
    5,900         ST Jude Medical, Inc.                                  324,500
                                                                     -----------
                                                                       4,359,006
                                                                     -----------
                  Healthcare-Services: 0.66%
   24,300         HCA -- The Healthcare Co.                              970,481
   14,500    @    Tenet Healthcare Corp.                                 570,032
                                                                     -----------
                                                                       1,540,513
                                                                     -----------
                  Household Products/Wares: 0.16%
    8,500         Clorox Co.                                             379,313
                                                                     -----------
                  Insurance: 4.01%
    2,400         Aetna, Inc.                                        $   138,750
    6,700         Aflac, Inc.                                            489,519
   27,000         Allstate Corp.                                       1,086,750
    3,800         AMBAC Financial Group, Inc.                            303,287
    5,500         American General Corp.                                 442,750
   29,300         American Int'l Group                                 2,871,400
    9,500         AON Corp.                                              393,656
    7,400         Cigna Corp.                                            902,430
   10,800         Hartford Financial Services                            803,925
   13,000    @    John Hancock Financial Services                        411,125
    6,400         Lincoln National Corp.                                 309,600
    5,300         MBIA, Inc.                                             385,244
   24,000    @    Metlife, Inc                                           663,000
    6,700         Torchmark Corp.                                        223,194
                                                                     -----------
                                                                       9,424,630
                                                                     -----------
                  Internet: 1.65%
   44,600    @    America Online, Inc.                                 2,249,178
   11,600    @    Charles Schwab Corp.                                   407,450
   12,400    @    E*TRADE Group, Inc.                                    180,575
    3,600         Network Associates, Inc.                                69,300
   18,800    @    TD Waterhouse Group                                    311,375
    4,900         Tibco Software, Inc.                                   308,700
    6,100    @    Yahoo, Inc.                                            357,613
                                                                     -----------
                                                                       3,884,191
                                                                     -----------
                  Iron/Steel: 0.03%
    3,900         Allegheny Technologies, Inc.                            78,975
                                                                     -----------
                  Lodging: 0.30%
    6,400         Hilton Hotels Corp.                                     60,800
   10,000         Marriott Int'l, Inc.                                   405,000
    7,900         Starwood Hotels & Resorts Worldwide                    234,038
                                                                     -----------
                                                                         699,838
                                                                     -----------
                  Machinery-Construction & Mining: 0.26%
   17,100         Caterpillar, Inc.                                      599,569
                                                                     -----------
                  Machinery Diversified: 0.16%
    2,200         Dover Corp.                                             93,363
    7,100         Ingersoll-Rand Co.                                     268,025
      500         Rockwell Int'l Corp.                                    19,656
                                                                     -----------
                                                                         381,044
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced
Index Fund      PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------

Shares                                                                  Value
------                                                                  -----
                  Media: 3.44%
   36,800    @    AT&T-Liberty Media Group                           $   662,400
   34,200    @    Comcast Corp.                                        1,393,650
   20,200         Disney (Walt) Co.                                      723,413
    4,000    @    Fox Entertainment Group, Inc.                           86,000
   10,200         Gannett Co., Inc.                                      591,600
    8,600         Gemstar-TV Guide International, Inc.                   589,637
    4,300         Knight Ridder, Inc.                                    216,075
    3,800         New York Times Co.                                     139,650
   32,200         Time Warner, Inc.                                    2,444,302
   21,500    @    Viacom, Inc.                                         1,222,813
                                                                     -----------
                                                                       8,069,540
                                                                     -----------
                  Mining: 0.44%
   36,000         Alcoa, Inc.                                          1,032,750
                                                                     -----------
                                                                       1,032,750
                                                                     -----------
                  Miscellaneous Manufacturing: 7.03%
    3,800         Cooper Industries, Inc.                                145,350
    4,300         Eastman Kodak Co.                                      192,962
    3,900         Eaton Corp.                                            265,444
  201,900         General Electric Co.                                11,066,644
   17,700         Honeywell Int'l, Inc.                                  952,481
   11,500         Illinois Tool Works                                    638,969
    9,800         ITT Industries, Inc.                                   319,112
   51,400   @@    Tyco Int'l, Ltd.                                     2,913,738
                                                                     -----------
                                                                      16,494,700
                                                                     -----------
                  Oil & Gas Producers: 5.82%
    5,800         Anadarko Petroleum Corp.                               371,490
    2,400         Apache Corp.                                           132,750
   18,900         Chevron Corp.                                        1,552,162
   11,400         Conoco Inc.                                            309,938
    2,100         Devon Energy Corp.                                     105,840
      800         Diamond Offshore Drilling                               27,650
    1,700         Ensco International, Inc.                               56,525
   73,200         Exxon Mobil Corp.                                    6,528,525
   10,300    @    Global Marine Inc.                                     272,950
   53,000   @@    Royal Dutch Petroleum Co.                            3,146,875
   19,800         Texaco, Inc.                                         1,169,438
                                                                     -----------
                                                                      13,674,143
                                                                     -----------
                  Oil & Gas Services: 0.47%
    9,700         Baker Hughes, Inc.                                     333,437
    7,600    @    Cooper Cameron Corp.                                   414,200
    9,900         Halliburton Co.                                        366,919
                                                                     -----------
                                                                       1,114,556
                                                                     -----------
                  Packaging & Containers: 0.06%
    9,600    @    Smurfit-Stone Container Corp.                      $   129,600
                                                                     -----------
                  Pharmaceuticals: 9.17%
   25,200         Abbott Laboratories                                  1,330,875
    2,500    @    Alza Corp.                                             202,344
   27,700         American Home Products Corp.                         1,758,950
   34,300         Bristol-Myers Squibb Co.                             2,090,156
   29,300         Eli Lilly & Co.                                      2,618,687
    2,000         Forest Laboratories -- Class A                         265,000
   50,200         Merck & Co., Inc.                                    4,514,863
  114,000         Pfizer Inc.                                          4,923,375
   31,100         Pharmacia Corp.                                      1,710,500
   41,400         Schering-Plough Corp.                                2,139,863
                                                                     -----------
                                                                      21,554,613
                                                                     -----------
                  Pipelines: 0.44%
    1,400         Columbia Energy Group                                  100,713
    5,300         Dynegy, Inc.                                           245,456
    2,800         EL Paso Energy Corp.                                   175,525
      700         Enron Corp.                                             57,444
   10,600         Williams Cos., Inc.                                    443,212
                                                                     -----------
                                                                       1,022,350
                                                                     -----------
                  Retail: 4.64%
   10,700    @    Best Buy Co., Inc.                                     537,006
    4,000         Costco Wholesale Corp.                                 146,500
    9,600    @    Federated Department Stores, Inc.                      312,600
   38,200         Gap, Inc.                                              986,037
   48,600         Home Depot, Inc.                                     2,089,800
    2,600         Kohl's Corp.                                           140,887
   15,600         Limited, Inc.                                          393,900
   12,100         Lowe's Cos.                                            552,819
   16,300         May Department Stores Co.                              427,875
   17,000         McDonald's Corp.                                       527,000
      100         Sears, Roebuck, and Co.                                  2,973
   39,600         Target Corp.                                         1,093,950
   16,200         TJX Cos., Inc.                                         441,450
   71,500         Wal-Mart Stores, Inc.                                3,244,313
                                                                     -----------
                                                                      10,897,110
                                                                     -----------
                  Savings & Loans: 0.62%
    6,200         Dime Bancorp, Inc.                                  $  151,513
    4,000         Golden West Financial Corp.                            224,250
    3,700         Greenpoint Financial Corp.                             110,075
   21,900         Washington Mutual, Inc.                                963,600
                                                                     -----------
                                                                       1,449,438
                                                                     -----------
                  Semiconductors: 4.83%
    2,300    @    Advanced Micro Devices                                  52,038
   12,000    @    Altera Corp.                                           491,250
    8,300         Analog Devices, Inc.                                   539,500
   18,600    @    Applied Materials, Inc.                                988,125
    1,700         Broadcom Corp.                                         378,038
    3,500         Cypress Semiconductor Corp.                            131,031
  112,000         Intel Corp.                                          5,040,000
    2,800    @    Lattice Semiconductor Corp.                             81,725
    6,100         Linear Technology Corp.                                393,831
   17,000         Micron Technology, Inc.                                590,750
   11,100    @    National Semiconductor Corp.                           288,600
      700         PMC -- Sierra, Inc.                                    118,650
   34,500         Texas Instruments, Inc.                              1,692,656
    7,700    @    Xilinx, Inc.                                           557,769
                                                                     -----------
                                                                      11,343,963
                                                                     -----------
                  Software: 6.01%
    7,000         Adobe Systems, Inc.                                    532,437
   11,700         Automatic Data Processing                              764,156
    7,700    @    BEA Systems, Inc.                                      552,475
    2,600    @    Citrix Systems, Inc.                                    57,525
  115,400    @    Microsoft Corp.                                      7,948,175
    1,200         Novell, Inc.                                            10,800
  102,300         Oracle Corp.                                         3,375,900
    7,800         Parametric Technology Corp.                             96,037
    6,600    @    Siebel Systems, Inc.                                   692,587
    1,800    @    Symantec Corp.                                          70,312
                                                                     -----------
                                                                      14,100,404
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced
Index Fund      PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------

Shares                                                                 Value
------                                                                 -----
                   Telecommunications: 14.38%
      200    @     Allegiance Telecom, Inc.                        $      6,287
   53,200    @     AT&T Corp.                                         1,233,575
    7,175    @     Avaya, Inc.                                           96,414
   12,700          Bellsouth Corp.                                      613,569
  143,800          Cisco Systems, Inc.                                7,747,225
   20,100          Corning, Inc.                                      1,537,650
   23,500   @@@    Global Crossing, Ltd.                                555,188
   26,500          JDS Uniphase Corp.                                 2,156,437
   10,900          Level 3 Communications, Inc.                         519,794
   64,900          Lucent Technologies, Inc.                          1,512,981
   33,200          Motorola, Inc.                                       827,925
    4,100          Network Appliance, Inc.                              487,900
   19,300          Nextel Communications, Inc.                          741,844
   71,700    @@    Nortel Networks Corp.                              3,262,350
    9,900    @     Qualcomm, Inc.                                       644,583
   48,700          Qwest Communications Int'l                         2,368,037
   62,200          SBC Communications, Inc.                           3,588,162
    4,500          Sprint Corp. (FON Group)                             114,750
   21,000    @     Sprint Corp. (PCS Group)                             800,625
   12,400    @     Tellabs, Inc.                                        619,225
   51,300          Verizon Communications                             2,965,781
   58,000    @     Worldcom, Inc.                                     1,377,500
                                                                   ------------
                                                                     33,777,802
                                                                   ------------
                   Tobacco: 1.19%
   76,200          Philip Morris Cos., Inc.                           2,790,825
                                                                   ------------
                   Toys/Games/Hobbies: 0.13%
    7,400          Hasbro, Inc.                                          79,550
   17,500          Mattel, Inc.                                         226,406
                                                                   ------------
                                                                        305,956
                                                                   ------------
                   Transportation: 0.59%
   15,500          Burlington Northern Santa Fe Co.                $    411,719
    1,600          C.H. Robinson Worldwide, Inc.                         87,500
    4,300    @     FedEx Corp.                                          201,498
   16,200          Norfolk Southern Corp.                               228,825
    9,600          Union Pacific Corp.                                  450,000
                                                                   ------------
                                                                      1,379,542
                                                                   ------------
                   Total Common Stocks (Cost $224,350,431)          234,621,220
                                                                   ------------
Principal
Amount                                                                 Value
------                                                                 -----
                   SHORT-TERM INVESTMENTS: 0.27%
                   U.S. Government Securities: 0.03%
$  65,000 (1)      U.S. Treasury Note, 5.625%, due 02/28/01
                    (cost $64,847)                                 $     64,817
                                                                   ------------
                   Repurchase Agreement: 0.24%
  562,000          State Street Bank & Trust Repurchase
                    Agreement, 6.450% due 11/01/00.
                    (Collateralized by $535,000 U.S.
                    Treasury Notes, 6.375%, Due 08/15/27
                    Value $574,456)                                     562,000
                                                                   ------------
                   Total Short-Term Investments
                    (cost $626,847)                                     626,817
                                                                   ------------
                   Total Investments in Securities
                    (Cost $224,977,278)*               100.19%      235,248,037
                   Other Assets and Liabilities-Net     -0.19%         (455,002)
                                                       ------      ------------
                   Net Assets                          100.00%     $234,793,035
                                                       ======      ============

----------
@    Non-income producing security
@@   Foreign Issuer
(1)  This security has been segregated as collateral for futures contracts.
* Cost for federal income tax purposes is $225,005,811. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                            $ 31,212,105
          Gross Unrealized Depreciation                             (21,596,696)
                                                                   ------------
          Net Unrealized Appreciation                              $  9,615,409
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Total
Return Fund     PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------

Principal
Amount                                                                  Value
------                                                                  -----
                   CORPORATE BONDS AND NOTES: 78.71%
                   Aerospace: 1.29%
 3,996,000   CV    Simula, Inc., 8.000%,
                    due 05/01/04                                     $ 2,057,940
                                                                     -----------
                   Airlines: 3.14%
 2,000,000         Amtran Inc., 10.500%,
                    due 08/01/04                                       1,835,000
 3,250,000         Atlas Air, Inc., 9.375%,
                    due 11/15/06                                       3,201,250
                                                                     -----------
                                                                       5,036,250
                                                                     -----------
                   Broadcasting: 3.07%
 5,300,000   $     Brill Media Company, LLC, 0/7.500%,
                    due 12/15/07                   3,498,000
 1,500,000         Sinclair Broadcast Group, 10.000%,
                    due 09/30/05                                       1,426,875
                                                                     -----------
                                                                       4,924,875
                                                                     -----------
                   Cable TV-: 11.12%
 2,500,000   $     Charter Communications LLC 0/11.750%,
                    due 01/15/10                                       1,450,000
 8,500,000   $     Charter Communications LLC 0/9.920%,
                    due 04/01/11                                       4,961,875
 9,000,000   $     NTL Communications Corp., 0/9.750%,
                    due 04/05/09                                       6,006,930
 4,000,000   @@    Star Choice Communications, 13.000%,
                    due 12/15/05                                       4,300,000
 3,000,000   $@@   United Pan-Europe Communications, 0/13.750%,
                    due 02/01/10                                       1,125,000
                                                                     -----------
                                                                      17,843,805
                                                                     -----------
                   Capital Goods: 1.01%
 1,830,000         Terex Corp., 8.875%, due 04/01/08                   1,619,550
                                                                     -----------
                   Consumer Products: 0.70%
 1,200,000         Simmons Company, 10.250%, due 03/15/09            $ 1,122,000
                                                                     -----------
                   Containers: 1.29%
 1,500,000         Owens-Illinois, Inc., 7.850%,
                    due 05/15/04                                       1,132,500
 4,041,738 **$#    Packaging Resources, 0/13.000%,
                    due 06/30/03                                         363,756
   575,000         Stone Container Corp., 12.250%,
                    due 04/01/02                                         577,875
                                                                     -----------
                                                                       2,074,131
                                                                     -----------
                   Diversified Media: 2.66%
 6,900,000   $     Diva Systems Corp., 0/12.625%,
                    due 03/01/08                                       2,846,250
 3,750,000         Source Media, Inc., 12.000%,
                    due 11/01/04                                       1,425,000
                                                                     -----------
                                                                       4,271,250
                                                                     -----------
                   Electric: 2.58%
 1,900,000         AES Corp., 9.375%,
                    due 09/15/10                                       1,938,000
 2,225,000         Calpine Corp., 8.625%,
                    due 08/15/10                                       2,200,954
                                                                     -----------
                                                                       4,138,954
                                                                     -----------
                   Energy: 6.83%
 1,000,000         Clark Refining & Marketing, 8.375%,
                    due 11/15/07                                         830,000
 4,065,000         Energy Corp. of America, 9.500%,
                    due 05/15/07                                       3,150,375
 3,353,961   #@@   Hurricane Hydrocarbons, 16.000%,
                    due 12/31/01                                       3,345,576
 3,000,000   @@    Northern Offshore Asa, 10.000%,
                    due 05/15/05                                       2,205,000
 2,150,000         United Refining Corp., 10.750%,
                    due 06/15/07                                       1,419,000
                                                                     -----------
                                                                      10,949,951
                                                                     -----------
                   Environmental: 2.41%
 4,500,000   #     Allied Waste North America, Inc.,
                    10.000%, due 08/01/09                            $ 3,870,000
                                                                     -----------
                   Equipment Rental: 1.33%
 1,525,000         United Rentals, Inc., 9.000%, due
                    04/01/09                                           1,242,875
   850,000         United Rentals, Inc., 9.250%, due
                    01/15/09                                             701,250
   225,000         United Rentals, Inc., 8.800%, due
                    08/15/08                                             181,125
                                                                     -----------
                                                                       2,125,250
                                                                     -----------
                   Food/Beverage: 1.16%
 2,225,000         Packaged Ice, Inc., 9.750%,
                   due 02/01/05                                        1,857,875
                                                                     -----------
                   Gaming & Lottery: 8.27%
 1,250,000   #     Anchor Gaming, 9.875%,
                    due 10/15/08                                       1,270,313
 1,750,000   ++#   Autotote Corp., 12.500%,
                    due 08/15/10                                       1,732,500
 5,000,000   #     Hollywood Casino Shreveport, 13.000%,
                    due 08/01/06                                       5,375,000
 2,250,000         Park Place Entertainment, 8.875%,
                    due 09/15/08                                       2,216,250
 1,900,000   ++#   Station Casinos, Inc., 9.875%,
                    due 07/01/10                                       1,914,250
   750,000         Station Casinos, Inc., 9.750%,
                    due 04/15/07                                         753,750
                                                                     -----------
                                                                      13,262,063
                                                                     -----------
                   Health Care: 3.15%
   500,000         Columbia/HCA Healthcare Corp., 7.250%,
                    due 05/20/08                                         466,267
25,746,342   ++X#  Intracel Corp. Series A 2nd Priority,
                    prime+2.000%, due 02/18/02                         2,832,098
 1,300,000   ++X#  Intracel Corp.Series A 1st Priority,
                    prime+2.000%, due 02/18/02                         1,092,000
   797,275   ++X#  Intracel Corp.Class B Priority, 11.500%,
                    due 02/18/02                                         669,711
                                                                     -----------
                                                                       5,060,076
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Total
Return Fund     PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------

Principal
Amount                                                                  Value
------                                                                  -----
                    Homebuilding: 0.92%
   800,000          Lennar Corp., 9.950%,
                     due 05/01/10                                   $    808,000
   750,000          Lennar Corp., 7.625%,
                     due 03/01/09                                        669,578
                                                                    ------------
                                                                       1,477,578
                                                                    ------------
                    Hotels: 0.47%
   750,000          Prime Hospitality Corp., 9.750%,
                     due 04/01/07                                        757,500
                                                                    ------------
                    Leisure: 0.21%
   350,000          Bally Total Fitness Holdings, 9.875%,
                     due 10/15/07                                        327,250
                                                                    ------------
                    Paper: 0.53%
 1,425,000          Doman Industries, Ltd., 8.750%,
                     due 03/15/04                                        844,313
                                                                    ------------
                    Rail Transportation: 0.51%
   800,000    #++   Kansas City Southern Railway, 9.500%,
                     due 10/01/08                                        816,000
                                                                    ------------
                    Shipping: 2.99%
 5,750,000          Ultrapetrol Bahamas, Ltd., 10.500%,
                     due 04/01/08                                      4,801,250
                                                                    ------------
                    Specialty Retail: 0.32%
   750,000          Jo-Ann Stores, Inc., 10.375%,
                     due 05/01/07                                        513,750
                                                                    ------------
                    Steel: 0.94%
 1,310,000          AK Steel Corp., 9.125%,
                     due 12/15/06                                      1,290,350
   225,000          Armco, Inc., 9.000%,
                     due 09/15/07                                        212,625
                                                                    ------------
                                                                       1,502,975
                                                                    ------------
                    Technology: 3.28%
   500,000          Fairchild Semiconductor, 10.125%,
                     due 03/15/07                                        487,500
 1,250,000          Flextronics Int'l, Ltd., 8.750%,
                     due 10/15/07                                      1,212,500
 4,270,000          Zilog, Inc., 9.500%,
                     due 03/01/05                                      3,565,450
                                                                    ------------
                                                                       5,265,450
                                                                    ------------
                    Telecommunications: 18.53%
 1,070,000   #@@++  Asia Global Crossing, 13.375%,
                     due 10/15/10                                   $    995,100
 6,000,000          Call-Net Enterprises, Inc., 8.940%,
                     due 08/15/08                                      1,710,000
 3,250,000     #    Colo.Com, 13.875%,
                     due 03/15/10                                      2,453,750
 6,000,000     @@   Esprit Telecom Group, 11.500%,
                     due 12/15/07                                      1,314,664
 2,000,000     @@   Esprit Telecom Group PLC, 11.500%,
                     due 12/15/07                                        410,000
   950,000          Globix Corp., 12.500%,
                     due 02/01/10                                        527,250
 4,800,000   $      Level 3 Communications, Inc., 0/12.875%,
                     due 03/15/10                                      2,388,000
10,195,500          Metromedia Int'l Group, 10.500%,
                     due 09/30/07                                      4,791,885
 4,800,000   $      Nextel Communications, 0/9.950%,
                     due 02/15/08                                      3,588,000
 3,000,000   $      Nextlink Communications, Inc., 0/12.250%,
                     due 06/01/09                                      1,582,500
 2,000,000          Northeast Optic Network, 12.750%,
                     due 08/15/08                                      1,470,000
 7,000,000   **#@@  Poland Telecom Finance, 14.000%,
                     due 12/01/07                                        140,000
   750,000          PSI Net, Inc., 10.000%,
                     due 02/15/05                                        361,875
 2,000,000     @@   RSL Communications,PLC 12.250%,
                     due 11/15/06                                        370,000
 5,000,000     CV#  SA Telecommunications, Inc., 10.000%,
               **    due 08/15/06                                              0
 8,500,000     CV#  SA Telecommunications, Inc., 10.000%,
               **    due 08/15/06                                              0
 3,800,000     CV#  SA Telecommunications, Inc., 10.000%,
               **    due 08/15/06                                              0
 8,267,451    **&X  U.S.Interactive, 12.000%,
                     due 04/17/05                                      1,653,490
 4,525,000   $      U.S. Unwired, Inc., 0/13.375%,
                     due 11/01/01                                   $  2,228,563
 1,500,000     @@   Versatel Telecom BV, 11.875%,
                     due 07/15/09                                      1,102,500
 8,750,000          Viatel, Inc., 12.500%,
                     due 04/15/08                                      2,625,000
                                                                    ------------
                                                                      29,712,577
                                                                    ------------
                    Total Corporate Bonds and Notes
                     (Cost $204,713,877)                             126,232,613
                                                                    ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Total
Return Fund     PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------

Shares                                                                  Value
------                                                                  -----
                    COMMON STOCKS: 0.66%
                    Conglomerates: 0.07%
     2,100    X@    Jordan Telecommunications                       $    109,200
                                                                    ------------
                    Health Care: 0.01%
   140,282   X@++   Intracel Corp.                                        15,431
                                                                    ------------
                    Restaurants: 0.00%
     1,088    @X    International Fast Food Corp.                          4,489
                                                                    ------------
                    Telecommunications: 0.58%
    61,806     @    Adelphia Business Solutions Class B                  386,288
    52,900     @    Globix Corp.                                         535,613
    37,790    @@    GST Telecommunications                                   756
   410,929     @    International Wireless
                     Communications Holdings, Inc.                         4,109
                                                                    ------------
                                                                         926,766
                                                                    ------------
                    Total Common Stocks
                     (Cost $ 13,623,299)                               1,055,886
                                                                    ------------
                    PREFERRED STOCKS: 14.54%
                    Broadcasting: 3.21%
    51,630    @&    Paxson Communications Corp.                        5,150,092
                                                                    ------------
                    Consumer Products: 0.64%
   100,000          Commemerative Brands, Inc.                         1,025,000
                                                                    ------------
                    Food / Beverage: 8.81%
   819,540     &    North Atlantic Trading                            14,137,065
                                                                    ------------
                    Restaurants: 0.12%
   129,423   X@CV   International Fast Food Corp.
                     Series B                                            195,429
                                                                    ------------
                    Telecommunications: 1.76%
    31,950     &    Adelphia Business Solutions Series B               1,285,987
     7,500    @@    Global Crossing, Ltd.,                             1,532,813
                                                                    ------------
                                                                       2,818,800
                                                                    ------------
                    Total Preferred Stocks
                     (Cost $ 51,188,640)                              23,326,386
                                                                    ------------

Contracts                                                               Value
---------                                                               -----
                    WARRANTS: 1.16%
                    Convenience Stores: 0.01%
   23,632           Dairy Mart Convenience Stores
                     expires 12/01/01                               $     14,179
                                                                    ------------
                    Diversified Media: 0.18%
   20,700           Diva Systems expires 03/01/08                        292,387
                                                                    ------------
                    Finance: 0.00%
    5,000     X     Olympic Financial, Ltd.
                     expires 03/15/07                                         50
                                                                    ------------
                    Food/Beverage: 0.80%
    5,550     #     North Atlantic Trading, Inc.
                     expires 06/15/07                                    555,000
   20,700     #     Packaged Ice, Inc.
                     expires 04/15/04                                    729,675
                                                                    ------------
                                                                       1,284,675
                                                                    ------------
                    Services: 0.02%
   71,825           Comforce Corporation
                     expires 12/01/09                                     25,138
                                                                    ------------
                    Steel: 0.00%
    7,000     #     Bar Technologies, Inc.
                     expires 04/01/01                                         70
   12,500           Sheffield Steel Corp.
                     expires 11/01/01                                         --
                                                                    ------------
                                                                              70
                                                                    ------------
                    Telecommunications: 0.15%
   10,000     #     Cellnet Data Systems
                     expires 09/15/07                               $      2,510
  177,000           Geotex Communications
                     expires 06/20/01                                      1,770
    6,600     #     ICG Communications, Inc.
                     expires 09/15/05                                        875
    8,500     #     International Wireless Communications
                     Holding Co. expires 08/15/01                             85
    9,500     #     Mccaw Int'l, Ltd.
                     expires 04/15/07                                    223,848
    7,000    @@     PLD Telekom, Inc.,
                     expires 03/31/03                                         70
    7,000    @@     PLD Telekom, Inc.,
                     expires 06/01/06                                      2,100
    7,000   @@**    Poland Telecom Finance
                     expires 12/01/07                                         70
    3,833    **X    U.S. Interactive
                     expires 03/31/05                                         38
    7,795     #     Unifi Communications
                     expires 12/31/03                                         78
                                                                    ------------
                                                                         231,444
                                                                    ------------
                    Transportation: 0.00%
    2,000    @@     CHC Helicopter Corp.
                     expires 12/15/00                                      6,000
                                                                    ------------
                    Total Warrants (Cost $777,916)                     1,853,945
                                                                    ------------
                    Total Long-Term Investments
                     (Cost $270,303,732)                             152,468,829
                                                                    ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Total
Return Fund     PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------

Principal
Amount                                                                 Value
------                                                                 -----
                    SHORT-TERM INVESTMENTS: 1.91%

                    Repurchase Agreement: 1.91%
$3,069,000          State Street Bank & Trust
                     Repurchase Agreement, 6.450%
                     due 11/01/00 (Collateralized by
                     $2,810,000 U.S. Treasury Notes,
                     8.750% Due 11/15/08, Value
                     $3,133,150)                                    $  3,069,000
                                                                    ------------
                    Total Short-Term Investments
                     (Cost $3,069,000)                                 3,069,000
                                                                    ------------
                    Total Investments in Securities
                     (Cost $ 273,372,732)*             96.98%        155,537,829
                    Other Assets and Liabilities-Net    3.02%          4,847,060
                                                      ------         -----------
                    Net Assets                        100.00%      $ 160,384,889
                                                      ======       =============

----------
@    Non-income producing security
@@   Foreign Issuer
&    Payment-in-kind security
CV   Convertible
++   Private Placement
$    Step bond
**   Defaulted security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.
X Market Value determined by Pilgrim Valuation Committee appointed by the Fund's Board of Directors.
* Cost for federal income tax purposes is $270,955,680. Net unrealized depreciation consists of:

          Gross Unrealized Appreciation                          $    2,923,301
          Gross Unrealized Depreciation                            (121,410,152)
                                                                 --------------
          Net Unrealized Depreciation
                                                                 $ (118,486,851)
                                                                 ==============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Total
Return Fund II  PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------

Principal
Amount                                                                  Value
------                                                                  -----
                      CORPORATE BONDS AND NOTES: 78.60%
                      Aerospace: 0.00%
$    4,000    CV      Simula, Inc., 8.000%,
                       due 05/01/04                                 $      2,060
                                                                    ------------
                      Airlines: 1.48%
 1,000,000            Atlas Air, Inc., 9.375%,
                       due 11/15/06                                      985,000
                                                                    ------------
                      Broadcasting: 3.70%
 3,000,000   $        Brill Media Co. LLC, 0/7.500%,
                       due 12/15/07                                    1,980,000
   500,000            Sinclair Broadcast Group, Inc. 10.000%,
                       due 09/30/05                                      475,625
                                                                    ------------
                                                                       2,455,625
                                                                    ------------
                      Cable TV: 17.12%
 6,500,000   $        Charter Communications Holdings LLC,
                       0/9.920%, due 04/01/11                          3,794,375
 3,250,000    @@      NTL Communications Corp., 9.750%,
                       due 04/05/09                                    2,169,169
 4,150,000   $@@      NTL, Inc., 0/9.750%
                       due 04/01/08                                    2,334,375
 2,500,000    @@      Star Choice Communications, 13.000%,
                       due 12/15/05                                    2,687,500
 1,000,000   $@@      United Pan-Europe Communications,
                       13.750%, due 02/01/10                             375,000
                                                                    ------------
                                                                      11,360,419
                                                                    ------------
                      Capital Goods: 0.94%
   675,000            Terex Corp., 8.875%,
                       due 04/01/08                                      597,375
    30,000            Terex Corp., Series D, 8.875%,
                       due 04/01/08                                       26,550
                                                                    ------------
                                                                         623,925
                                                                    ------------
                      Consumer Products: 0.91%
   650,000            Simmons Co., 10.250%,
                       due 03/15/09                                      607,750
                                                                    ------------
                      Containers: 1.00%
$  610,000            Owens Illinois, Inc., 7.850%,
                       due 05/15/04                                 $    460,550
   200,000            Stone Container Corp., 12.250%,
                       due 04/01/02                                      201,000
                                                                    ------------
                                                                         661,550
                                                                    ------------
                      Diversified Media: 2.25%
 2,700,000   $        Diva Systems Corp., 0/12.625%,
                       due 03/01/08                                    1,113,750
 1,000,000            Source Media, Inc., 12.000%,
                       due 11/01/04                                      380,000
                                                                    ------------
                                                                       1,493,750
                                                                    ------------
                      Electric: 2.48%
   765,000            AES Corp., 9.375%
                       due 09/15/10                                      780,300
   875,000            Calpine Corp., 8.625%,
                       due 08/15/10                                      865,544
                                                                    ------------
                                                                       1,645,844
                                                                    ------------
                      Energy: 5.32%
   500,000            Clark Refining & Marketing, Inc.,
                       8.375%, due 11/15/07                              415,000
 1,740,000            Energy Corp. of America, 9.500%,
                       due 05/15/07                                    1,348,500
   838,490    #@@     Hurricane Hydrocarbons, 16.000%,
                       due 12/31/01                                      836,394
   500,000    @@      Northern Oil ASA, 10.000%,
                       due 05/15/05                                      367,500
   850,000            United Refining, 10.750%,
                       due 06/15/07                                      561,000
                                                                    ------------
                                                                       3,528,394
                                                                    ------------
                      Environmental: 2.46%
 1,900,000            Allied Waste North America,
                       10.000%, due 08/01/09                           1,634,000
                                                                    ------------
                      Equipment Rentals: 1.60%
   100,000            United Rentals, Inc., 8.800%,
                       due 08/15/08                                       80,500
   600,000            United Rentals, Inc., 9.000%,
                       due 04/01/09                                      489,000
   600,000            United Rentals Inc., 9.250%,
                       due 01/15/09                                      495,000
                                                                    ------------
                                                                       1,064,500
                                                                    ------------
                      Food, Beverage & Tobacco: 2.53%
$1,100,000            North Atlantic Trading Co., 11.000%,
                       due 06/15/04                                   $  896,500
   600,000            Packaged Ice, Inc., 9.750%,
                       due 06/01/05                                      501,000
   350,000            Standard Commercial Tobacco Co.,
                       8.875%, due 08/01/05                              281,750
                                                                    ------------
                                                                       1,679,250
                                                                    ------------
                      Gaming & Lottery: 4.88%
   500,000            Anchor Gaming, 9.875%,
                       due 10/15/08                                      508,125
   750,000    #++     Autotote Corp., 12.500%,
                       due 08/15/10                                      742,500
 1,000,000            Park Place Entertainment Corp.,
                       8.875%, due 09/15/08                              985,000
   250,000            Station Casinos, Inc., 9.750%,
                       due 04/15/07                                      251,250
   750,000    #++     Station Casinos, Inc., 9.875%,
                       due 07/01/10                                      755,625
                                                                    ------------
                                                                       3,242,500
                                                                    ------------
                      Health Care: 3.24%
   600,000            Columbia/HCA Healthcare Corp., 7.250%,
                       due 05/20/08                                      559,521
 8,912,195   X++#     Intracel, Corp. Series A 2nd Priority
                       Prime + 2.000%, due 02/18/02                      980,341
   450,000   X++#     Intracel, Corp. Series A 1st Priority
                       Prime + 2.000%, due 02/18/02                      378,000
   275,984   X++#     Intracel, Corp. Class B Priority
                       Prime + 2.000%, due 02/18/02                      231,827
                                                                    ------------
                                                                       2,149,689
                                                                    ------------
                      Homebuilding: 0.83%
   325,000            Lennar Corp., 9.950%,
                       due 05/01/10                                      328,250
   250,000            Lennar Corp., 7.625%,
                       due 05/01/09                                      223,193
                                                                    ------------
                                                                         551,443
                                                                    ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Total
Return Fund II  PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------

Principal
Amount                                                                   Value
------                                                                   -----
                      Hotels: 0.38%
$250,000              Prime Hospitality Corp., 9.750%,
                       due 04/01/07                                  $   252,500
                                                                     -----------
                      Leisure: 0.14%
  100,000             Bally Total Fitness Holding, 9.875%,
                       due 10/15/07                                       93,500
                                                                     -----------
                      Paper: 0.67%
  750,000             Doman Industries, Ltd., 8.750%,
                       due 03/15/04                                      444,375
                                                                     -----------
                      Restaurants: 0.75%
1,000,000             Roma Restaurant Holdings, Inc., 12.000%,
                       due 07/01/06                                      500,000
                                                                     -----------
                      Shipping: 1.01%
  800,000             Ultrapetrol Bahamas, Ltd., 10.500%,
                       due 04/01/08                                      668,000
                                                                     -----------
                      Specialty Retail: 0.31%
  300,000             Jo-Ann Stores, Inc., 10.375%,
                       due 05/01/07                                      205,500
                                                                     -----------
                      Steel: 1.47%
  425,000             AK Steel Corp., 7.875%,
                       due 02/15/09                                      386,750
  500,000             AK Steel Corp., 9.125%,
                       due 12/15/06                                      492,500
  100,000             Armco, Inc., 9.000%
                       due 09/15/07                                       94,500
                                                                     -----------
                                                                         973,750
                                                                     -----------
                      Technology: 3.11%
  150,000             Fairchild Semiconductor Intl, Inc.,
                       10.125%, due 03/15/07                             146,250
  510,000             Flextronics Intl, Ltd., 8.750%,
                       due 10/15/07                                      494,700
1,705,000             Zilog, Inc., 9.500%,
                       due 03/01/05                                    1,423,675
                                                                     -----------
                                                                       2,064,625
                                                                     -----------
                      Telecommunications: 19.09%
$500,000     @@#++    Asia Global Crossing, Ltd., 13.375%,
                       due 10/15/10                                  $   465,000
3,000,000             Call-Net Enterprises, Inc., 8.940%,
                       due 08/15/08                                      855,000
1,250,000      #      Colo.com, Inc., 13.875%,
                       due 03/15/10                                      943,750
1,475,000             Globix Corp., 12.500%,
                       due 02/01/10                                      818,625
1,600,000    $        Level 3 Communications, Inc.,
                       0/12.875%, due 03/15/10                           796,000
3,900,000    $        Nextel Communications, Inc., 0/9.950%,
                       due 02/15/08                                    2,915,250
2,000,000    $        Nextlink Communications, Inc., 0/12.250%,
                       due 06/01/09                                    1,055,000
3,000,000             Northeast Optic Network 12.750%,
                       due 08/15/08                                    2,205,000
2,000,000     **@@    Poland Telecom Finance BV, 14.000%,
                       due 12/01/07                                       40,000
  150,000             Psinet, Inc., 10.000%,
                       due 02/15/05                                       72,375
1,000,000      @@     RSL Communications, PLC, 0/ 12.250%,
                       due 11/15/06                                      185,000
1,825,000    $        U.S. Unwired, Inc., 0/13.375%,
                       due 11/01/09                                      898,812
  500,000      @@     Versatel Telecom International NV,
                       11.875%, due 07/15/09                             367,500
3,500,000             Viatel, Inc., 12.500%,
                       due 04/15/08                                    1,050,000
                                                                     -----------
                                                                      12,667,312
                                                                     -----------
                      Transportation: 0.93%
  325,000             Gulfmark Offshore, Inc., 8.750%,
                       due 06/01/08                                      308,750
  300,000     #++     Kansas City Southern Railway, 9.500%,
                       due 10/01/08                                      306,000
                                                                     -----------
                                                                         614,750
                                                                     -----------
                      Total Corporate Bonds and Notes
                       (Cost $71,256,051)                             52,170,011
                                                                     -----------

Shares                                                                   Value
------                                                                   -----
                      COMMON STOCKS: 0.45%
                      Conglomerates: 0.02%
     250     @X       Jordan Telecommunications                      $    13,000
                                                                     -----------
                      Health Care: 0.01%
  29,069    ++X@#     Intracel Corp.                                       3,198
                                                                     -----------
                      Restaurants: 0.00%
     130     @X       International Fast Food Corp.                          536
                                                                     -----------
                      Telecommunications: 0.42%
  21,160      @       Globix Corp.                                       214,245
  72,516      @       International Wireless
                       Communications Holdings, Inc.                         725
   3,684              RCN Corp.                                           65,391
                                                                     -----------
                                                                         280,361
                                                                     -----------
                      Total Common Stocks
                       (Cost $ 2,603,822)                                297,095
                                                                     -----------
                      PREFERRED STOCKS: 6.23%
                      Broadcasting: 0.81%
     100     @&       Paxson Communications Corp.                          9,025
   5,310     @&       Paxson Communications Corp.                        529,673
                                                                     -----------
                                                                         538,698
                                                                     -----------
                      Food, Beverage & Tobacco: 2.05%
  78,964      &       North Atlantic Trading Co.,                      1,357,472
                                                                     -----------
                      Restaurants: 0.04%
  15,460    CV@X      International Fast Food Corp.
                       Series B                                           23,344
                                                                     -----------
                      Steel: 1.09%
  10,000    ++@@&     International Utility Structures, Inc.             702,500
     368   ++&@@#     International Utility Structures, Inc.              23,276
                                                                     -----------
                                                                         725,776
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Total
Return Fund II  PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------

Shares                                                                  Value
------                                                                  -----
                   Telecommunications: 2.24%
    21,700    &    Adelphia Business Solutions,
                    Inc., Series B                                  $    873,425
     3,000   @@    Global Crossing, Ltd.,                                613,125
                                                                    ------------
                                                                       1,486,550
                                                                    ------------
                   Total Preferred Stocks
                    (Cost $ 7,575,863)                                 4,131,840
                                                                    ------------

Contracts                                                               Value
---------                                                               -----
                   WARRANTS: 0.32%
                   Business Services: 0.01%
    21,125    &    Comforce Corp.
                    expires 12/01/09                                $      7,394
                                                                    ------------
                   Diversified Media: 0.17%
     8,100         Diva Systems Corp.
                    expires 03/01/08                                     114,412
                                                                    ------------
                   Food, Beverage & Tobacco: 0.14%
       550    #    North Atlantic Trading, Inc.
                    expires 06/15/07                                      55,000
     1,000    #    Packaged Ice, Inc.
                    expires 04/15/04                                      35,250
         5    #    Packaged Ice, Inc.
                    expires 04/15/04                                         176
                                                                    ------------
                                                                          90,426
                                                                    ------------
                   Telecommunications: 0.00%
     1,500    #    International Wireless Communications
                    Holding Co. expires 08/15/01                    $         15
     2,000  **@@   Poland Telecom Finance BV
                    expires 12/01/07                                          20
       505    #    Unifi Communications, Inc.
                    expires 12/13/03                                           5
                                                                    ------------
                                                                              40
                                                                    ------------
                   Total Warrants (Cost $151,390)                        212,272
                                                                    ------------
                   Total Long-Term Investments
                    (Cost $81,587,126)                                56,811,219
                                                                    ------------
Principal
Amount
------
                   SHORT-TERM INVESTMENTS: 9.43%
                   Repurchase Agreement: 9.43%
$6,261,000         State Street Bank & Trust
                    Repurchase Agreement, 6.450%
                    due 11/01/00 (Collateralized by
                    $6,225,000 U.S. Treasury Notes,
                    6.375% Due 06/30/02, Value
                    $6,388,406)                                        6,261,000
                                                                    ------------
                   Total Short-Term Investments
                    (Cost $6,261,000)                                  6,261,000
                                                                    ------------
                   Total Investments in Securities
                    (Cost $ 87,848,126)*                 95.03%       63,072,219
                   Other Assets and Liabilities-Net       4.97%        3,297,471
                                                        ------      ------------
                   Net Assets                           100.00%     $ 66,369,690
                                                        ======      ============

----------
@    Non-income producing security

X Market Value determined by Pilgrim Valuation Committee appointed by the Fund's Board of Directors.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.
&    Payment-in-kind
@@   Foreign Issuer
$    Step bond
**   Defaulted security
++   Private placement
* Cost for federal income tax purposes is $81,809,240. Net unrealized depreciation consists of:

          Gross Unrealized Appreciation                           $     464,726
          Gross Unrealized Depreciation                             (25,462,747)
                                                                  -------------
          Net Unrealized Depreciation                             $ (24,998,021)
                                                                  =============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the fiscal year ended October 31, 2000 were as follows:

Fund Name                                Type       Per Share Amount
---------                                ----       ----------------
Growth + Value Fund
 All Classes                             STCG           $ 1.7419
 All Classes                             LTCG           $ 0.7190
                                                        --------
                                                        $ 2.4609
                                                        ========
Research Enhanced Index Fund
 All Classes                             STCG           $ 0.1364
 All Classes                             LTCG           $ 0.0122
                                                        --------
                                                        $ 0.1486
                                                        ========
High Total Return Fund
 Class A                                  NII           $ 0.2840
 Class B                                  NII           $ 0.2630
 Class C                                  NII           $ 0.2620
 All Classes                              ROC           $ 0.0300
High Total Return Fund II
 Class A                                  NII           $ 0.3580
 Class B                                  NII           $ 0.3340
 Class C                                  NII           $ 0.3330
 All Classes                              ROC           $ 0.0200


----------
NII  --  Net investment income
STCG --  Short-term capital gain
LTCG --  Long-term capital gain
ROC  --  Return of capital

Of the ordinary distributions made during the fiscal year ended October 31, 2000, the following percentages qualify for the dividends received deduction available to corporate shareholders; 12.74% and 4.60% for the High Total Return Fund and High Total Return Fund II, respectively.

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2001, shareholders, excluding corporate shareholders, will receive an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2000.

INVESTMENT MANAGER
ING Pilgrim Investments, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Pilgrim Group, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
State Street Bank & Trust
One Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

MAYAN103100-122900

[GRAPHIC]

                         GRAPHICS DESCRIPTION APPENDIX


The front and back cover pages of the Annual Report have an image of the earth set behind the type similar to a watermark that crosses over on both the front and back cover pages.

The front cover has the ING Pilgrim logo in the upper left which consists of a graphic of a lion in between the two words ING and Pilgrim